Exhibit 10.2

INDEMNIFICATION AGREEMENT

THIS INDEMNIFICATION AGREEMENT (this “Agreement”) is made as of__________________, by and between OBOOK Holdings Inc., a company incorporated and existing under the laws of the Cayman Islands (the “Company”), and __________________, the __________________ of the Company (the “Indemnitee”).

WHEREAS, the Indemnitee has agreed to serve as the __________________ of the Company and in such capacity will render valuable services to the Company; and

WHEREAS, in order to induce and encourage highly experienced and capable persons such as the Indemnitee to serve as directors and officers of the Company, the board of directors of the Company (the “Board”) has determined that it is reasonably prudent and necessary for the Company contractually to obligate itself to indemnify, and to advance expenses on behalf of, such persons;

NOW, THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth, and other good and valuable consideration, including, without limitation, the service of the Indemnitee, the receipt of which hereby is acknowledged, and in order to induce the Indemnitee to serve, or continue to serve, as the __________________ of the Company, the Company and the Indemnitee hereby agree as follows:

1. Definitions. As used in this Agreement:

a. “Change in Control” shall mean any of the following:

(i) any “person” (as such term is used in Sections 13(d) and 14(d) of the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Act”)), but excluding (1) the Company, (2) any trustee or other fiduciary holding securities pursuant to an employee benefit or welfare plan or employee share incentive plan of the Company or any subsidiary or affiliate of the Company, or any entity organized, appointed, established or holding securities of the Company with voting power for or pursuant to the terms of any such plan and (3) any entity owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company, becomes the “beneficial owner” (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 45% or more of the combined voting power of the Company’s then outstanding securities without the prior approval of at least majority of the directors in office immediately prior to such person’s attaining such interest;

(ii) any merger or consolidation of the Company with any other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the surviving entity outstanding immediately after such merger or consolidation and with the power to elect at least a majority of the Board or other governing body of such surviving entity;

(iii) the approval by the shareholders of the Company of a complete liquidation of the Company or an agreement for the sale or disposition by the Company, in one transaction or a series of related transactions, of all or substantially all of the Company’s assets;

(iv) any other event of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item or any similar or successor schedule or form) promulgated under the Act whether or not the Company is then subject to such reporting requirements; and

(v) during any period of two (2) consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in Sections 1(a)(i), 1(a)(iii) or 1(a)(iv)) whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, ceasing for any reason to constitute a least a majority of the members of the Board.

b. “Disinterested Director” with respect to any request by the Indemnitee for indemnification or advancement of expenses hereunder shall mean a director of the Company who neither is nor was a party to the Proceeding (as defined below) in respect of which indemnification or advancement is being sought by the Indemnitee.

c. The term “Expenses” shall mean any expense, liability or loss, including, without limitation, damages, judgments, fines, penalties, settlements (if, and only if, such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld) and costs, attorneys’ fees and disbursements and costs of attachment or similar bond, investigations, liabilities, losses, taxes, any expense paid or incurred in connection with investigating, defending, being a witness in, participating in (including on appeal), or preparing for any of the foregoing in, any Proceeding, and any taxes, interests, assessments or other charges imposed as a result of the actual or deemed receipt of any payment under this Agreement.

d. The term “Independent Legal Counsel” shall mean any firm of attorneys that:

(i) if a Change in Control shall not have occurred, shall be selected by the Board, and the Company shall give written notice to the Indemnitee advising him of the identity of the Independent Legal Counsel so selected, or

(ii) if a Change in Control shall have occurred, shall be selected by the Indemnitee (unless the Indemnitee shall request that such selection be made by the Board, in which event the preceding sentence shall apply), and the Indemnitee shall give written notice to the Company advising it of the identity of the Independent Legal Counsel so selected,

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so long as such firm is not presently representing and has not in the preceding five (5) years represented the Company, the Company’s subsidiaries or affiliates, the Indemnitee, any entity controlled by the Indemnitee, or any party adverse to the Company in any matter material to any such party (other than with respect to matters concerning the Indemnitee under this Agreement, or of other indemnitees under similar indemnification agreements). Notwithstanding the foregoing, the term “Independent Legal Counsel” shall not include any person who, under applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or the Indemnitee in an action to determine the Indemnitee’s right to indemnification or advancement of expenses under this Agreement, the Company’s amended and restated memorandum and articles of association (the “Articles”), which became effective immediately after the Company’s initial public offering, applicable law or otherwise. The Company agrees to pay the reasonable fees and expenses of the Independent Legal Counsel referred to above and to fully indemnify such counsel against any and all Expenses, claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

e. The term “Proceeding” shall mean any threatened, pending or completed action, suit, arbitration, alternative dispute resolution mechanism, investigation, inquiry, hearing or any other proceeding (including, without limitation, an appeal therefrom), formal or informal, whether brought in the name of the Company or otherwise, whether of a civil, criminal, administrative or investigative nature, and whether by, in or involving a court or an administrative, other governmental or private entity or body (including, without limitation, an investigation by the Company or its Board), in which the Indemnitee was, is or will be involved as a party or otherwise, by reason of (i) the fact that the Indemnitee is or was a director (or a director appointee) or an officer of the Company, or is or was serving at the request of the Company as an agent of another enterprise, (ii) any actual or alleged act or omission or neglect or breach of duty, including, without limitation, any actual or alleged error or misstatement or misleading statement, which the Indemnitee commits or suffers while acting in any such capacity, or (iii) the Indemnitee attempting to establish or establishing a right to indemnification or advancement of expenses pursuant to this Agreement, the Articles, applicable law or otherwise, in each case whether or not the Indemnitee is acting or serving in any such capacity at the time any liability or expense is incurred for which indemnification can be provided under this Agreement.

f. The phrase “serving at the request of the Company as an agent of another enterprise” or any similar terminology shall mean, unless the context otherwise requires, serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, limited liability company, trust, employee benefit or welfare plan or other enterprise, foreign or domestic. The phrase “serving at the request of the Company” shall include, without limitation, any service as a director or an officer of the Company which imposes duties on, or involves services by, such director or officer with respect to the Company or any of the Company’s subsidiaries, affiliates, employee benefit or welfare plans, such plan’s participants or beneficiaries or any other enterprise, foreign or domestic. In the event that the Indemnitee shall be a director, officer, employee or agent of another corporation, partnership, joint venture, limited liability company, trust, employee benefit or welfare plan or other enterprise, foreign or domestic, 50% or more of the ordinary shares, combined voting power or total equity interest of which is owned by the Company or any subsidiary or affiliate thereof, then it shall be presumed conclusively that the Indemnitee is so acting at the request of the Company.

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2. Indemnification. Subject to Section 6 below, the Company hereby agrees to hold harmless and indemnify the Indemnitee to the fullest extent permitted by law, as such may be amended from time to time. In furtherance of the foregoing indemnification and without limiting the generality thereof:

a. Proceedings by or in the Right of the Company. The Company shall indemnify the Indemnitee if the Indemnitee is a party to or threatened to be made a party to or is otherwise involved in any Proceeding by or in the right of the Company to procure a judgment in its favor against all Expenses which are actually and reasonably incurred by the Indemnitee in connection with such a Proceeding, if the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Company; except that no indemnification under this subsection shall be made in respect of any claim, issue or matter as to which the Indemnitee shall have been adjudicated by final and non-appealable judgment by a court of competent jurisdiction to be liable to the Company for dishonesty, willful default or fraud in the performance of his/her duty to the Company, unless and only to the extent that the court in which such Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such amounts which such court shall deem proper.

b. Proceedings Other than Proceedings by or in the Right of the Company. The Company shall indemnify the Indemnitee if the Indemnitee is a party to or threatened to be made a party to or is otherwise involved in any Proceeding (other than a Proceeding by or in the right of the Company) against all Expenses which are actually and reasonably incurred by the Indemnitee in connection with such a Proceeding, if the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Company.

c. Indemnification for Expenses of Witness. Notwithstanding any other provision of this Agreement, to the extent that the Indemnitee, has prepared to serve or has served as a witness or is made to respond to discovery requests in any Proceeding to which the Indemnitee is not a party, the Indemnitee shall be indemnified against all Expenses actually and reasonably incurred by the Indemnitee in connection therewith.

d. Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of Expenses incurred in connection with any Proceedings, but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such Expenses to which Indemnitee is entitled.

3. Contribution. If the indemnification provided in Section 2 above is unavailable to Indemnitee for any reason (other than those set forth in Section 6 below) in connection with a Proceeding in which the Company is jointly liable with Indemnitee (or would be if joined in such Proceeding), the Company, in lieu of indemnifying Indemnitee thereunder, shall contribute to the amount of Expenses which are actually and reasonably incurred and paid or payable by the Indemnitee in such proportion as is deemed fair and reasonable in light of all of the circumstances of such Proceeding in order to reflect (i) the relative benefits received by the Company and the Indemnitee and/or (ii) the relative fault of the Company and such Indemnitee in connection with the transaction or events from which such Proceeding arose. The relative fault of the Company and the Indemnitee shall be determined by reference to, among other things, the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent the circumstances resulting in such Expenses.

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4. Advancement of Expenses. The Expenses incurred by the Indemnitee in any Proceeding shall be paid promptly by the Company in advance of the final disposition of the Proceeding at the written request of the Indemnitee to the fullest extent permitted by applicable law; provided, however, that the Indemnitee shall set forth in such request reasonable evidence that such Expenses have been incurred by the Indemnitee in connection with such Proceeding and an undertaking in writing to repay any advances if it is ultimately determined as provided in subsection 5(b) of this Agreement that the Indemnitee is not entitled to indemnification under this Agreement, the Articles, applicable law or otherwise.

5. Indemnification Procedure; Determination of Right to Indemnification.

a. Promptly after receipt by the Indemnitee of notice of the commencement of any Proceeding, the Indemnitee shall, if a claim for indemnification in respect thereof is to be made against the Company under this Agreement, notify the Company of the commencement thereof in a written request, including therein or therewith such documentation and information as is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification. The omission to so notify the Company will not relieve the Company from any liability which the Company may have to the Indemnitee under this Agreement unless the Company shall have lost significant substantive or procedural rights with respect to the defense of any Proceeding as a result of such omission to so notify.

b. The Indemnitee shall be conclusively presumed to be entitled to indemnification under this Agreement unless a determination is made that the Indemnitee is not entitled to indemnification under this Agreement, the Articles, applicable law or otherwise by one of the following two methods, which, if there has not been a Change in Control, shall be at the election of the Board: (i) by a majority vote of the Board of a quorum consisting of Disinterested Directors or (ii) if a quorum of the Board consisting of Disinterested Directors is not obtainable or, even if obtainable, said Disinterested Directors so direct, by Independent Legal Counsel in a written opinion to the Board, a copy of which shall be delivered to the Indemnitee. If a Change in Control shall have occurred and the Indemnitee so requests in writing, such determination shall be made only by Independent Legal Counsel in the manner set forth in this subsection.

c. If (i) a determination is made that the Indemnitee is not entitled to indemnification under this Agreement or (ii) a claim for indemnification or advancement of Expenses under this Agreement is not paid by the Company within thirty (30) days after receipt by the Company of written notice thereof, the Indemnitee is entitled to an adjudication in any court of competent jurisdiction. Such judicial proceeding shall be made de novo. The burden of proving that indemnification or advances are not appropriate shall be on the Company. Neither the failure of the directors of the Company or Independent Legal Counsel to have made a determination prior to the commencement of such action that indemnification or advancement of Expenses is proper in the circumstances because the Indemnitee has met the applicable standard of conduct, if any, nor an actual determination by the directors of the Company or Independent Legal Counsel that the Indemnitee has not met the applicable standard of conduct shall be a defense to an action by the Indemnitee or create a presumption for the purpose of such an action that the Indemnitee has not met the applicable standard of conduct. The termination of any Proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself (i) create a presumption that the Indemnitee did not act in good faith and in a manner which he reasonably believed to be in the best interests of the Company and/or its shareholders, and, with respect to any criminal Proceeding, that the Indemnitee had reasonable cause to believe that his conduct was unlawful or (ii) otherwise adversely affect the rights of the Indemnitee to indemnification or advancement of Expenses under this Agreement, except as may be provided herein.

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d. If a court of competent jurisdiction shall determine that the Indemnitee is entitled to any indemnification or advancement of Expenses hereunder, the Company shall pay all Expenses actually and reasonably incurred by the Indemnitee in connection with such adjudication (including, but not limited to, any appellate proceedings).

e. With respect to any Proceeding for which indemnification or advancement of Expenses is requested, the Company will be entitled to participate therein at its own expense and, except as otherwise provided below, to the extent that it may wish, the Company may assume the defense thereof, with counsel reasonably satisfactory to the Indemnitee. After notice from the Company to the Indemnitee of its election to assume the defense of a Proceeding, the Company will not be liable to the Indemnitee under this Agreement for any Expenses subsequently incurred by the Indemnitee in connection with the defense thereof, other than as provided below. The Company shall not settle any Proceeding in any manner which would impose any penalty or limitation on the Indemnitee without the Indemnitee’s written consent. The Indemnitee shall have the right to employ his own counsel in any Proceeding, but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense of the Proceeding shall be at the expense of the Indemnitee, unless (i) the employment of counsel by the Indemnitee has been authorized by the Company, (ii) the Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and the Indemnitee in the conduct of the defense of a Proceeding, or (iii) the Company shall not in fact have employed counsel to assume the defense of a proceeding, in each of which cases the fees and expenses of the Indemnitee’s counsel shall be advanced by the Company. The Company shall not be entitled to assume the defense of any Proceeding brought by or on behalf of the Company or as to which the Indemnitee has reasonably concluded that there may be a conflict of interest between the Company and the Indemnitee.

f. Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee’s power, provided that any costs or expenses (including attorneys’ fees and disbursements) incurred by the Indemnitee in so cooperating shall be borne by the Company (irrespective of the determination as to the Indemnitee’s entitlement to indemnification) and the Company hereby indemnifies and agrees to hold the Indemnitee harmless therefrom. Subject to Section 3, the Company shall not be liable to indemnify the Indemnitee under this Agreement with regard to any judicial action if the Company was not given a reasonable and timely opportunity, at its expense, to participate in the defense, conduct and/or settlement of such action.

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6. Limitations on Indemnification. Notwithstanding any provision in this Agreement, the Company shall not be obligated under this Agreement to make any indemnity in connection with any claim made against the Indemnitee:

a. in connection with any Proceeding initiated or brought voluntarily by the Indemnitee and not by way of defense, unless (i) the Board authorized the Proceeding prior to its initiation or (ii) the Proceeding is to enforce indemnification rights under this Agreement, the Articles, applicable law or otherwise and either (A) Indemnitee is successful in such Proceeding in establishing Indemnitee’s right, in whole or in part, to indemnification or advancement of Expenses hereunder (in which case such indemnification or advancement shall be to the fullest extent permitted by this Agreement) or (B) the court in such Proceeding shall determine that, despite Indemnitee’s failure to establish his or her right to indemnification, Indemnitee is entitled to indemnity for such expenses (in which case such indemnification or advancement shall be to the extent provided by such court);

b. in connection with the Indemnitee preparing to serve or serving, prior to a Change in Control, as a witness in voluntary cooperation with any non-governmental or non-regulatory party or entity who or which has threatened or commenced any action or proceeding against the Company, or any director, officer, employee, trustee, agent, representative, subsidiary, parent corporation or affiliate of the Company, but such indemnification may be provided by the Company if the Board finds it to be appropriate;

c. for which payment has actually been made to the Indemnitee under a valid and collectible insurance policy, except in respect of any excess beyond the amount of payment under such insurance policy;

d. for an accounting of profits made from the purchase or sale by the Indemnitee of securities of the Company pursuant to the provisions of Section 16(b) of the Act or similar provisions of any foreign or United States federal, state or local statute or regulation;

e. for which the Indemnitee is indemnified and actually paid other than pursuant to this Agreement;

f. for conduct that is finally adjudged by a court of competent jurisdiction to have been caused by the Indemnitee’s dishonesty, willful default or fraud, including, without limitation, breach of the duty of loyalty, unless and only to the extent that the court in which such Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such amounts which such court shall deem proper;

g. if a court of competent jurisdiction finally determines that such indemnification is unlawful. In this respect, the Company and the Indemnitee have been advised that the Securities and Exchange Commission (the “SEC”) takes the position that indemnification for liabilities arising under securities laws is against public policy and is, therefore, unenforceable and that claims for indemnification should be submitted to appropriate courts for adjudication;

h. in connection with the Indemnitee’s personal tax matters;

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i. subject to the proviso in Section 6(a) hereof, in connection with any dispute or breach arising under any contract or similar obligation between the Company or any of its subsidiaries or affiliates and such Indemnitee; or

j. in connection with any reimbursement made by Indemnitee to the Company pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), Section 306 of the Sarbanes-Oxley Act or Section 954 of the Dodd–Frank Wall Street Reform and Consumer Protection Act and the rules promulgated by the SEC thereunder.

7. Insurance. To the extent that the Company maintains an insurance policy or policies providing liability insurance for directors, officers, employees, or agents or fiduciaries of the Company or of any other corporation, partnership, joint venture, trust, employee benefit or welfare plans or other enterprise that such person serves at the request of the Company, the Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any director, officer, employee, agent or fiduciary under such policy or policies. If, at the time of the receipt of a notice of a Proceeding pursuant to the terms hereof, the Company has directors’ and officers’ insurance in effect, the Company shall give prompt notice of the commencement of such Proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such Proceeding in accordance with the terms of such policies.

8. No Employment Rights. Nothing in this Agreement is intended to create in the Indemnitee any right to continued employment with the Company.

9. Continuation of Indemnification. All agreements and obligations of the Company contained herein shall continue during the period that the Indemnitee is the __________________ of the Company (or is or was serving at the request of the Company as an agent of another enterprise, foreign or domestic) and shall continue thereafter so long as the Indemnitee shall be subject to any Proceeding by reason of the fact that the Indemnitee is or was the __________________ of the Company or is or was serving in any other capacity referred to in this Section 9. This Agreement shall continue in effect regardless of whether the Indemnitee continues to serve as the __________________ of the Company or as an agent of another enterprise at the Company’s request.

10. Indemnification Hereunder Not Exclusive. The indemnification provided by this Agreement shall not be deemed to be exclusive of any other rights to which the Indemnitee may be entitled under the Articles, any agreement, vote of shareholders or vote of Disinterested Directors, provisions of applicable law, or otherwise, both as to action or omission in the Indemnitee’s official capacity and as to action or omission in another capacity on behalf of the Company while holding such office.

11. Other Indemnity Agreement. Other than this Agreement, the Company has not entered into as of the date hereof, and shall not enter into following the date hereof, any indemnification agreement or side letter or other similar agreement or arrangement (collectively, an “Indemnity Agreement”), or amend any existing Indemnity Agreement, with any existing or future director/officer of the Company that has the effect of establishing rights or otherwise benefiting such director/officer in a manner more favorable in any respect than the rights and benefits established in favor of the Indemnitee by this Agreement, unless, in each such case, the Indemnitee is offered the opportunity to receive the rights and benefits of such Indemnity Agreement. All Indemnity Agreements shall be in writing.

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12. Assignment; Successors and Assigns. Neither this Agreement nor any of the rights or obligations hereunder may be assigned by either party thereto without the prior written consent of the other party, except that the Company may, without such consent, assign all such rights and obligations to a successor in interest to the Company which assumes all obligations of the Company under this Agreement in a written agreement in form and substance satisfactory to the Indemnitee. Notwithstanding the foregoing, this Agreement shall be binding upon and inure to the benefit of and be enforceable by and against the parties hereto and the Company’s successors (including any direct or indirect successor by purchase, merger, consolidation, or otherwise to all or substantially all of the business and/or assets of the Company) and assigns, as well as the Indemnitee’s spouses, heirs, and personal and legal representatives.

13. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

14. Severability. Each and every section, sentence, term and provision of this Agreement is separate and distinct so that if any section, sentence, term or provision thereof shall be held to be invalid, unlawful or unenforceable for any reason, such invalidity, unlawfulness or unenforceability shall not affect the validity, lawfulness or enforceability of any other section, sentence, term or provision hereof. To the extent required, any section, sentence, term or provision of this Agreement may be modified by a court of competent jurisdiction to preserve its validity and to provide the Indemnitee with the broadest possible indemnification permitted under applicable law. The Company’s inability, pursuant to a court order or decision, to perform its obligations under this Agreement shall not constitute a breach of this Agreement.

15. Savings Clause. If this Agreement or any section, sentence, term or provision hereof is invalidated on any ground by any court of competent jurisdiction, the Company shall nevertheless indemnify the Indemnitee as to any Expenses which are incurred with respect to any Proceeding to the fullest extent permitted by any (a) applicable section, sentence, term or provision of this Agreement that has not been invalidated or (b) applicable law.

16. Interpretation; Governing Law. This Agreement shall be construed as a whole and in accordance with its fair meaning and any ambiguities shall not be construed for or against either party. Headings are for convenience only and shall not be used in construing meaning. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of New York, U.S.A., without giving effect to conflicts of law provisions thereof.

17. Amendments. No amendment, waiver, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by the party against whom enforcement is sought. The indemnification rights afforded to the Indemnitee hereby are contract rights and may not be diminished, eliminated or otherwise affected by amendments to the Articles, or by other agreements, including directors’ and officers’ liability insurance policies, of the Company.

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18. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each party and delivered to the other.

19. Notices. Any notice required to be given under this Agreement shall be directed to the Chief Executive Officer of the Company at 3F, No. 213, Section 3, Beixin Road, Xindian District, New Taipei City, Taiwan (R.O.C.) or darren@owlting.com, and to the Indemnitee at [ADDRESS] or [Email] or to such other address as the Indemnitee shall designate to the Company in writing.

20. Entire Agreement. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

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IN WITNESS WHEREOF, the parties have executed this Indemnification Agreement as of the date first written above.

OBOOK Holdings Inc.

By:
Name: Chun-Kai Wang
Title: Chairman and Chief Officer

Indemnitee

By:
Name:

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OBOOK HOLDINGS INC.

2021 SHARE INCENTIVE PLAN

2021年股權激勵計畫

NOTICE OF RESTRICTED SHARE AWARD

限制性股份獎勵通知

Grantee’s Name and Address:

被授權人的姓名和地址:

You (the “Grantee”) have been granted an award (“Award”) of restricted share award (“RSA”) to receive the number of the Class A Common Shares (the “Shares”) of OBOOK HOLDINGS INC. (the “Company”), subject to the terms and conditions of this Notice of Restricted Share Award (the “Notice”), the 2021 Share Incentive Plan, as amended from time to time (the “Plan”) and the Restricted Share Unit Award Agreement (the “Award Agreement”) attached hereto, as follows. Unless otherwise defined herein, all capitalized terms used in this Notice shall have the same defined meanings in the Plan.

根據本限制性股份獎勵通知（ “本通知”）的條款和條件、不時修改的 2021 年股權激勵計畫（“計畫”）和以下所附的限制性股份獎勵協議（ “本獎勵協議”），您（ “被授權人”）已被授予 OBOOK HOLDINGS INC.（“公司”）的限制性股份（“RSA”）獎勵（“獎勵”），使被授權人可以獲得一定數量的公司 A級普通股股份(“股份”)。除非本通知另有定義，否則本通知中所使用的用語具有與在計畫中所定義的用語相同的含義。

Date of Grant/授予日

Vesting Date/歸屬日

Number of RSA Granted/授予 RSA 總數

Based on the pre-IPO private placement price of US$10 per share between April and July 2025 (the “Most Recent Private Placement Price”), the number of RSA granted shall be equivalent to US$[X].

以 2025 年 4 月到 7 月上市前一輪每股美金 10 元之私募價計算（“最近私募價”），等同於[X]美元之數量的 RSA。

Restriction Release Schedule/限制解除期間

RSA shall be deemed fully vested as of the vesting commencement date regardless of whether the Company successfully completes its listing, however, that the restrictions on transfer or sale of the underlying shares shall be released in stages over a five (5)-year period based on the achievement of certain annual performance conditions. Five percent (5%) of the total shares shall be released from restrictions on the vesting commencement date; thereafter, an additional five percent (5%), twenty percent (20%), thirty percent (30%), and forty percent (40%) shall be released on each successive anniversary of the vesting commencement date, respectively.

不論公司是否成功上市，RSA 於歸屬日即視為全部歸屬，惟其轉讓或出售之限制，應依各年度特定條件達成情形，分階段於五（ 5）年期間內逐年解除。於歸屬日解除股份總數之百分之五（ 5%）；自歸屬日起滿一年後，依序於每一週年日解除百分之五（ 5%）、百分之二十（20%）、百分之三十（30% ）及百分之四十（40%）。

Restriction Release Conditions/限制解除條件

The release of restrictions on the RSA shall be subject to the following conditions:

i)   The Grantee must be continuously employed by the Company or maintain a continuous service relationship recognized by the Company as of each applicable Restriction Release Date.

ii)  The Grantee’s employment or service relationship must not have been terminated for any reason, including but not limited to resignation, dismissal (with or without cause), retirement, or any other form of termination.

iii)   The Grantee must comply with all applicable Company policies, agreements, and covenants, including confidentiality, non-competition, and non-solicitation obligations.

iiii) The Company reserves the right to accelerate, delay, or cancel the release of restrictions in its sole discretion under certain circumstances such as a change of control or termination without cause.

RSA之限制解除須符合以下條件：

i)   被授權人於各該限制解除日當時，必須持續為公司正式員工或公司認可之持續服務關係身份。

ii)  被授權人與公司的勞務關係不得因任何原因終止，包括但不限於辭職、解雇（無論是否有原因）、退休或其他任何形式之終止。

iii)   被授權人須遵守公司適用之所有政策、協議及承諾，包括保密、競業禁止及招攬禁止等義務。

iiii) 公司保留在特定情況下（例如控制權變更或無故終止）酌情決定提前、延後或取消限制解除之權利。

Expiration/失效

If the Grantee’s employment or service relationship with the Company terminates for any reason prior to the release of all restrictions, any Restricted Shares that remain subject to restriction shall be automatically forfeited as of the termination date. The Company shall have the right, exercisable by written notice to the Grantee within thirty (30) days following such termination, to repurchase such RSA at a nominal price of US$0.001 per share.

若被授權人於全部限制解除前因任何原因與公司終止勞務關係，則尚未解除限制之股份將自 勞務關係終止日起自動失效，且公司有權於 勞務關係終止日後三十（30）日內以書面通知行使以每股美金 0.001 元名義價格回購該等股份。

The Grantee waives any voting rights with regard to the Shares and grants a power of attorney to the Board or any person designated by the Board to exercise the voting rights with respect to the Shares.

被授權人放棄與股份相關的任何投票權，並將股份的投票權委託給董事會或者董事會指定的任何人來行使。

IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and agree that the Award is to be governed by the terms and conditions of this Notice, the Plan, and the Award Agreement, as well as the currently effective memorandum and articles of association of the Company (“M&A”) and the shareholders agreement (if any).

以茲證明，本公司和被授權人已簽署本通知，並同意獎勵受本通知、計畫和本獎勵協議，以及公司屆時有效的組織章程大綱及章程細則（ “章程”）和股東協議（如有）的條款和條件的約束。

OBOOK HOLDINGS INC. a company incorporated under the laws of the Cayman Islands 一家根據開曼群島法律成立的公司

By	（簽署）
Name/姓名:
Title/職位:

THE GRANTEE ACKNOWLEDGES AND AGREES THAT, UNLESS OTHERWISE AGREED BY THE COMPANY, THE AWARD SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF THE GRANTEE ’S CONTINUOUS EMPLOYMENT WITH THE SERVICE RECIPIENT (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE AWARD OR ACQUIRING SHARES HEREUNDER). THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT, UNLESS OTHERWISE AGREED BY THE COMPANY, NOTHING IN THIS NOTICE, THE AWARD AGREEMENT, OR THE PLAN SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO FUTURE AWARDS OR CONTINUATION OF THE GRANTEE’S CONTINUOUS EMPLOYMENT WITH THE SERVICE RECIPIENT, NOR SHALL IT INTERFERE IN ANY WAY WITH THE GRANTEE’S RIGHT OR THE RIGHT OF THE SERVICE RECIPIENT TO TERMINATE THE GRANTEE’S EMPLOYMENT, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE. THE GRANTEE ACKNOWLEDGES THAT UNLESS THE GRANTEE HAS A WRITTEN EMPLOYMENT AGREEMENT WITH THE SERVICE RECIPIENT TO THE CONTRARY, THE GRANTEE’S STATUS IS AT WILL.

被授權人確認並同意，除非本公司另行同意，獎勵僅可於被授權人與服務接收方持續不斷的雇傭關係期間內方可被歸屬 與解除限制（而非僅因單純受僱、根據本獎勵協議被授予獎勵或取得股份的情況即算已經歸屬）。被授權人進一步確認和同意，除非本公司另行同意，本通知、本獎勵協議或計畫並不賦予被授權人任何有關未來獎勵或持續被服務接收方雇傭的權利，亦不以任何方式干涉被授權人或被授權人服務接收方所擁有的終止被授權人雇傭關係的權利，無論該等終止是否有事由或有通知。被授權人確認，除非被授權人與服務接收方的書面 [雇傭/服務]協議另有相反規定，否則被授權人的雇傭關係狀態是自由的。

THE GRANTEE ACKNOWLEDGES THAT THEY HAVE RECEIVED AND REVIEWED A COPY OF THE PLAN, THIS AWARD AGREEMENT, THE COMPANY’S ARTICLES OF ASSOCIATION, AND ANY APPLICABLE SHAREHOLDERS’ AGREEMENT, AND UNDERSTANDS AND ACCEPTS THE TERMS AND CONDITIONS THEREOF.

THE GRANTEE FURTHER CONFIRMS THAT THEY HAVE HAD THE OPPORTUNITY TO SEEK INDEPENDENT LEGAL, TAX, OR FINANCIAL ADVICE PRIOR TO SIGNING THIS AWARD AGREEMENT AND FULLY UNDERSTANDS ALL TERMS UNDER THE PLAN, THE AWARD AGREEMENT, AND OTHER RELEVANT DOCUMENTS. THE GRANTEE AGREES THAT THE ADMINISTRATOR SHALL HAVE THE AUTHORITY, IN ACCORDANCE WITH THE PLAN AND THIS AWARD AGREEMENT, TO MODIFY, ACCELERATE, DEFER, OR ADJUST THE VESTING OR RESTRICTION RELEASE SCHEDULE, AND TO CANCEL OR FORFEIT ANY UNVESTED AWARDS AFTER GRANT, SUBJECT TO APPLICABLE LAWS AND THE TERMS OF THE PLAN (E.G., IN CASES OF BREACH, EARLY TERMINATION, OR MISCONDUCT). IF THE ADMINISTRATOR AGREES TO ACCELERATE THE RESTRICTION RELEASE, THE GRANTEE SHALL COMMIT TO REMAINING IN CONTINUOUS SERVICE UNTIL THE ACCELERATED DATE OR SUCH OTHER DATE AS MUTUALLY AGREED. IF THE GRANTEE FAILS TO FULFILL THIS SERVICE CONDITION, ANY UNVESTED PORTION SHALL BE DEEMED FORFEITED AND SUBJECT TO REPURCHASE BY THE COMPANY AT THE NOMINAL PRICE OF US$0.001 PER SHARE. THE GRANTEE FURTHER AGREES THAT ALL INTERPRETATIONS AND DISPUTES RELATING TO THE PLAN AND THIS AWARD AGREEMENT SHALL BE RESOLVED EXCLUSIVELY BY THE COMPETENT COURTS OF THE JURISDICTION DESIGNATED HEREIN, AND HEREBY WAIVES THE RIGHT TO A JURY TRIAL TO THE EXTENT PERMITTED BY LAW. THE GRANTEE AGREES TO PROMPTLY NOTIFY THE COMPANY OF ANY CHANGE IN THEIR CONTACT INFORMATION OR ADDRESS AS STATED IN THIS AGREEMENT.

被授權人確認其已收到《計畫》、本《獎勵協議》、公司章程與（如有）股東協議之副本，並表示其已審閱並理解其中條款與條件，並接受本次獎勵，且同意受制於前述所有文件之約束。被授權人確認其在簽署本《獎勵協議》前已有機會諮詢法律、稅務或其他顧問，並完全理解其中內容。被授權人同意，管理者有權根據本《計畫》與本《獎勵協議》之規定，對歸屬日或限制解除期間進行修改、加速、延長或延後，並得於法律許可範圍內，於授予後取消未歸屬之獎勵（例如：被授權人違反義務、提前離職或其他計畫規定情況）。若管理者同意提前解除限制，則被授權人應承諾留任至加速解除日或雙方另行約定之日期。倘未履行留任承諾，未解除限制之部分股份將視為未達成條件，公司將以每股美金 0.001 元名義價格購回。被授權人進一步同意，對《計畫》與本《獎勵協議》之所有解釋、適用與爭議處理均由公司所在地法院（如本協議中指定）專屬管轄，並在法律允許範圍內放棄陪審團審判權。被授權人應於其聯絡地址或資訊變更時，及時通知公司。

By________________________（簽署）

Date/日期:

Grantee/被授權人:

OBOOK HOLDINGS INC.

2021 SHARE INCENTIVE PLAN

2021年股權激勵計畫

RESTRICTED SHARE AWARD AGREEMENT

限制性股份獎勵協議

THIS RESTRICTED SHARE AWARD AGREEMENT (this “Award Agreement”) dated ___________________ by and between OBOOK Holdings Inc., an exempted company organized under the Companies Law of the Cayman Islands (the “OBOOK” or “Company”), and ___________________, a citizen of the Republic of China], whose National ID_____________________(the “Grantee”), evidences the Restricted Share Award of the Company (the “RSA”) to receive the number of the Company’s Class A Common Shares (the “Shares”), granted by the Company to the Grantee first set forth below.

本《限制性股份獎勵協議》 (“本獎勵協議”)於【】年【】月【】日由 OBOOK Holdings Inc.，一家依據開曼群島法律註冊成立的有限公司(“OBOOK”或“公司”)與【】，身份證號碼：【】，(“被授權人”) 就公司向被授權人授予限制性股份獎勵 (“RSA”)，使被授權人可以獲得一定數量的公司A級普通股股份(“股份”)的事宜達成以下協議。

WHEREAS：

鑒於：

1.

The Grantee is a regular employee of the Company or its subsidiaries and branches (collectively, the “Group Company”), currently hold the position of 【】, join the Group Company on ___________________ (the “Commencement Date”), and enter into an employment contract with Group Company.

1.	被授權人為公司或其下屬子公司、分支機構 (合稱“集團公司”)的正式員工，目前擔任【】的職務，於【】年【】月【】日 (“入職當日”)入職集團公司，並與集團公司簽署《僱傭契約》。

2.

Upon the assessment conducted by the Company’s board of directors in accordance with the OBOOK HOLDINGS INC. 2021 SHARE INCENTIVE PLAN, as amended from time to time (the “Plan”), the Company’s board of directors confirms the eligibility of Grantees for the RSA.

2.	經公司董事會按照經不時修訂的《 OBOOK HOLDINGS INC. 2021年股權激勵計畫》( “《計畫》”)的有關規定進行評定，確認被授權人具備獲授限制性股票的資格。

NOW, THEREFORE, through friendly consultation, the Parties have agreed to the following terms and conditions.

據此，雙方經友好協商，議定如下條款以昭信守。

1	GRANT AND VESTING OF RESTRICTED SHARE AWARD

限制性股份獎勵的授予及歸屬

Staff ID/National ID of the Grantee: _______________________

員工ID/身份證號： _______________________

Grant: Based on the pre-IPO private placement price of US$10 per share between April and July 2025 (the “Most Recent Private Placement Price”), the number of RSA granted shall be equivalent to US$[X].

授予：以2025年4月到7月上市前一輪每股美金 10元之私募價計算（“最近私募價”），等同於[X]美元之數量的RSA。

Grant Date:

授予日: 【 】年【 】月【 】日

Vesting Date:

歸屬日：

Restriction Release Schedule：RSA shall be deemed fully vested as of the vesting commencement date; provided, however, that the restrictions on transfer or sale of the underlying shares shall be released in stages over a five (5)-year period based on the achievement of certain annual performance conditions. Five percent (5%) of the total shares shall be released from restrictions on the vesting commencement date; thereafter, an additional five percent (5%), twenty percent (20%), thirty percent (30%), and forty percent (40%) shall be released on each successive anniversary of the vesting commencement date, respectively.

限制解除期間：RSA 於歸屬日即視為全部歸屬，惟其轉讓或出售之限制，應依各年度特定條件達成情形，分階段於五（ 5）年期間內逐年解除。於歸屬日解除股份總數之百分之五（ 5%）；自歸屬日起滿一年後，依序於每一週年日解除百分之五（ 5%）、百分之二十（20%）、百分之三十（30% ）及百分之四十（40%）。

2	Grantee’s Representations

被授權人的聲明

The Grantee understands that neither the RSA nor the Shares have been registered under the Securities Act or any United States securities laws. In the event the Shares to be acquired have not been registered under the Securities Act at the time the RSA become vested, the Grantee shall, if requested by the Company, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit A.

被授權人知悉，無論限制性股票或股份，均未根據 《美國證券法》或任何其他美國證券法律完成註冊。若在限制性股票歸屬時，該等股份尚未根據 《美國證券法》完成註冊，則在公司要求時，受領人應向公司提交其投資聲明書，格式如本協議附件 A所示。

3	RESTRICTION RELEASE CONDITIONS

限制解除條件

On each applicable Restriction Release Date, the RSA shall release the restriction t in accordance with the applicable Restriction Release Schedule, provided that all of the following conditions are satisfied:

i)	The Grantee must be continuously employed by the Company or maintain a continuous service relationship recognized by the Company as of each applicable Restriction Release Date.

ii)

The Grantee’s employment or service relationship must not have been terminated for any reason, including but not limited to resignation, dismissal (with or without cause), retirement, or any other form of termination.

iii)	The Grantee must comply with all applicable Company policies, agreements, and covenants, including confidentiality, non-competition, and non-solicitation obligations.

iiii)	The Company reserves the right to accelerate, delay, or cancel the release of restrictions in its sole discretion under certain circumstances such as a change of control or termination without cause.

在每一限制解除日，限制性股票將依其既定之限制解除期間解除限制，惟須符合下列所有條件：

i)	被授權人於各該限制解除日當時，必須持續為公司正式員工或公司認可之持續服務關係身份。

ii)	被授權人與公司的勞務關係不得因任何原因終止，包括但不限於辭職、解雇（無論是否有原因）、退休或其他任何形式之終止。

iii)	被授權人須遵守公司適用之所有政策、協議及承諾，包括保密、競業禁止及招攬禁止等義務。

iiii)	公司保留在特定情況下（例如控制權變更或無故終止）酌情決定提前、延後或取消限制解除之權利。

4	ADJUSTMENT IN INTEREST

權益調整

If the Grantee has entered into this Award Agreement and is transferred from one position to another at the individual level among Group Company, the Company shall have the right to adjust the value and number of the RSA granted to such Grantee. The grant of RSA may be made upon recalculation of the ratio coefficient of personal salary value in new position and the grant of additional or reduced grant of the difference shall be made, and the date on which the position is determined for promotion or downward adjustment shall be the Grant Date. The Parties shall enter into a supplementary agreement in respect of the change.

若被授權人已簽署本獎勵協議，出現集團公司內部個人層面職務調動，則公司有權對被授權人獲授 RSA 的價值和數量進行調整。根據新的職務個人薪酬價值比率係數重新計算可授予 RSA ，對差額進行追加授予或者減少授予，以職務確定晉升或者下調當日作為授予日。甲乙雙方就變更事項簽署補充協議。

5	WITHHOLDING OF TAXES

預提稅款

The Company may withhold shares with a fair market value equal to the minimum amount required to satisfy the withholding tax obligations arising from the vesting or release of restrictions on the RSA at the time of vesting or restriction release. The actual tax liability of the Grantee may differ from the amount withheld, and the Grantee shall comply with applicable laws to claim any tax refund or make additional tax payments as necessary. The Company has the authority to accept or require other forms of tax withholding or payment, provided that such methods comply with the minimum withholding tax obligations required by applicable laws.

公司得於歸屬 RSA 或解除 RSA 的限制時，預扣部分市值相當於歸屬或解除 RSA 所產生之適用國家、州、省、市或外國稅項預提義務的最低金額。被授權人實際應繳稅額可能與預扣稅額有所不同，並應依相關法律規定向稅務機關辦理退稅或補稅手續。公司有權決定是否接受其他履行方式，或要求採用其他方式，惟應符合相關法律之最低扣繳稅負要求。

6	COMPLIANCE

合規

The Grantee agrees that the Company may set up and administer a centralized account management system. In addition, the Company may also impose other conditions or administrative measures to ensure or facilitate compliance of any applicable laws to which the Grantee or the Company is subject.

被授權人同意，公司可設立並管理集中帳戶管理系統。此外，公司還可附加其他條件或行政措施，以確保公司或被授權人須遵守任何適用法律。

7	PERSONAL DATA

個人資料

The Grantee acknowledges and consents to the collection, use, processing and transfer of personal data as described in this paragraph. The Company and the Grantee’s employer hold certain personal information, including the Grantee’s name, home address and telephone number, date of birth, identification number, salary, nationality, job title, any Shares awarded, cancelled, purchased, vested, unvested or outstanding in the Grantee’s favor, for the purpose of managing and administering the Plan (“Data”). The Company will transfer Data to any third parties assisting the Company in the implementation, administration and management of the Plan. These recipients may be located in Taiwan or elsewhere such as the European Economic Area or the United States. The Grantee authorizes them to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Grantee’s participation in the Plan, including any requisite transfer of such Data as may be required for the administration of the Plan and/or the subsequent holding of Shares on the Grantee’s behalf to a broker or other third party with whom the Grantee may elect to deposit any Shares acquired pursuant to the Plan. The Grantee may, at any time, review Data, require any necessary amendments to it or withdraw the consent herein in writing by contacting the Company; however, withdrawing the consent may affect the Grantee’s ability to participate in the Plan.

被授權人確認並同意本條所述的個人資料的收集、使用、處理和轉移。公司及被授權人的雇用單位持有被授權人的某些個人資訊，包括被授權人的姓名、家庭 地址及電話號碼、出生日期、身份證號碼、薪水、國籍、職務、以被授權人為受益人而授予、取消、購買、已歸屬、未歸屬或發行在外的任何股份 (“資料”)。公司將把資料轉移給協助公司實施、執行和管理 《計畫》的任何協力廠商。這些接收方可能位於台灣或其他地方如歐洲經濟區或美國。被授權人授權他們為實施、執行和管理被授權人在 《計畫》中的參與份額而以電子或其他形式接收、佔有、使用、保留和轉移資料，包括根據執行 《計畫》和/或委託他人持有被授權人的股份的需要而向被授權人選擇存放 《計畫》項下所得股份的經紀人或其他協力廠商作出任何必要的資料轉移。被授權人可隨時檢查資料，要求對資料作出任何必 要的修改，或通過與公司書面聯繫撤銷此項同意；但是，撤銷此項同意可能會影響被授權人參加 《計畫》的能力。

8	VOLUNTARY PARTICIPATION

自願參與

The Grantee’s participation in the Plan is voluntary. The value of the RSA is an extraordinary item of compensation outside the scope of the Grantee’s employment contract, if any. As such, the RSA are not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pensions or retirement benefits or similar payments unless specifically and otherwise provided. Rather, the awarding of RSA under the Plan represents a mere investment opportunity.

被授權人是自願參加《計畫》的，其獲授的 RSA 的價值是被授權人《僱傭契約》(如有)範圍之外的特殊薪酬項目。因此，除非另有規定，其獲授的 RSA 不計入任何遣散、辭職、減員、服務期滿付款、獎金、長期服務獎、養老金或退休福利或類似支付的正常或預期報酬。 《計畫》項下 RSA 的授予或任何其他授予只代表一個投資機會。

9	COMPANY’S DISCRETIONARY

公司酌情權

The RSA are granted under and governed by the terms and conditions of the Plan. The Grantee acknowledges and agrees that the Plan is discretionary in nature and may be amended, cancelled or terminated by the Company, in its sole discretion, at any time. The grant of the RSA under the Plan is an one-time benefit and does not create any contractual or other right to receive an award of RSA or benefits in lieu of RSA in the future. Future awards of RSA, if any, will be at the sole discretion of the Company, including, but not limited to, the timing of the award and the number of RSA. By executing this Award Agreement, the Grantee consents to the provisions of the Plan and the terms of this Award Agreement.

限制性股票獎勵根據《計畫》的條款和條件授予並受其管理。被授權人確認並同意，《計畫》可以被公司酌情修改，且公司有權自行決定隨時修訂、取消或終止《計畫》。《計畫》項下限制性股票的授予為一次性權益，不創設任何將來獲得限制性股票的獎勵或代替限制性股票的權益的契約權利或其他權利。限制性股票的未來獎勵 (如有)將由公司自行決定，包括但不限於授予時間和限制性股票的數量。被授權人簽署本獎勵協議即表示同意《計畫》和本獎勵協議的規定。

10	ADJUSTMENTS DUE TO CORPORATE ACTIONS

因企業行為做出的調整

The Grantee hereby acknowledges and confirms that in the event the Company decides to implement any other actions affecting any of its ordinary shares, including share dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination or transaction or exchange of Shares or other corporate exchange, or any distribution to shareholders of shares other than regular cash dividends or any transaction similar to the foregoing after the date of this Award Agreement, (i) the RSA granted to the Grantee may be subject to adjustments in accordance with such actions and (ii) the Company shall have the sole discretion to make such adjustments.

被授權人在此承認並確認如公司決定在本獎勵協議簽署之日以後採取任何其他影響其任何普通股的行動，包括股份股息或拆分、重組、資本重組、吸收合併、新設合併、分拆、合併、股份交易或交換或進行其他公司交換，或向股東分配的股份，但不包括常規現金股息或類似前述交易，那麼 (i)授予被授權人的 RSA 可能需要按照上述行動接受調整，及 (ii) 公司可全權酌情決定作出上述調整。

11	RIGHTS AS SHAREHOLDER

股東權利

11.1

The Grantee acknowledges that no voting rights or dividend rights shall be exercisable with respect to any Restricted Share Award (RSA) that have not vested. Even after vesting, prior to the formal registration of such shares in the shareholder register by the Company or its authorized registrar, the Grantee shall not exercise any shareholder rights.

被授權人確認，其未歸屬的 RSA 不享有任何投票權及股息權利。儘管 RSA 已歸屬，惟在公司或其正式授權之登記機構尚未將該股份正式登記於股東名冊前，被授權人不得行使任何股東權利。

11.2

Upon formal registration of the shares in the shareholder register, the Grantee irrevocably waives the voting rights attached to such shares and irrevocably grants a proxy to the Board of Directors or any person designated by the Board to exercise such voting rights on their behalf.

被授權人於股份正式登記於股東名冊後，即不可撤銷地放棄該股份之投票權，並不可撤銷地授權董事會或董事會指定之代表代為行使該等投票權。

11.3

In the event of a Major Corporate Transaction (including but not limited to mergers, acquisitions, change of control or other matters requiring shareholder approval), the Grantee agrees to cooperate reasonably with the Administrator’s request to sell, transfer, assign or otherwise dispose of all shares held under this Award Agreement to facilitate the completion of such transaction. The Grantee irrevocably authorizes the Company to take all necessary actions and execute documents to effectuate such transaction.“Major Corporate Transaction” means any matter requiring approval by the shareholders pursuant to law or the Company’s constitutional documents, including but not limited to mergers, demergers, sale of substantial assets, or change of control.

若公司擬進行重大公司交易（包括但不限於併購、控制權變更或其他需股東會決議之事項），被授權人同意依管理者之合理要求，配合出售、轉讓、讓與或以其他方式處理其因本獎勵協議持有之全部股份，以促成該重大公司交易順利完成。被授權人同意不可撤銷授權公司執行必要之行動及簽署文件以完成該重大公司交易。「重大公司交易」指任何依法或公司章程規定需股東會決議通過之事項，包括但不限於公司合併、分立、資產出售、控制權變更等。

11.4

If the Company goes public in the future, all these provisions and related restrictions will be fully disclosed in the Company’s prospectus and other relevant legal documents. By signing this Agreement, the Grantee acknowledges full understanding of the Agreement and agrees to comply with the restrictions and cooperate with the Company’s compliance requirements during the listing process.

若公司於未來上市，所有本條款及相關限制將於公司招股書及其他相關法律文件中予以完整披露。被授權人簽署本協議即表示已充分理解本協議內容，並同意遵守相關限制及配合公司於上市過程中的相關合規要求。

12	RESTRICTIONS ON TRANSFER OF RSA

RSA 的轉讓限制

12.1

Except as otherwise provided in the Plan, the RSA and the rights and privileges conferred hereby shall not be transferred, assigned, or otherwise disposed of in any way (whether by operation of law or otherwise) prior to Vesting. Upon any attempt to transfer, assign, or otherwise dispose of any Restricted Share Unit prior to Vesting or any right or privilege conferred hereby in violation of this Section, this Grant of RSA and the rights and privileges conferred hereby shall immediately become null and void.

除非《計畫》另有約定，被授權人根據本獎勵協議獲授的限制性股票及因此獲得的權利和特權在歸屬之前不得以任何方式 (無論是通過法律還是其他方式)轉讓、出讓或以其他方式處置。如果在歸屬前違反本條規定試圖轉讓、出讓或以其他方式處置任何限制性股票及因此獲得的任何權利或特權，獲授的限制性股票及因此獲得的權利和特權應立即無效。

13	RESTRICTION ON TRANSFER OF SHARES

股份的轉讓限制

Without a prior written consent of the Administrator, neither the Grantee nor a transferee (either being sometimes referred to herein as the “Holder”) shall transfer, sell, hypothecate, encumber or otherwise dispose of any Shares or any right or interest therein prior to the closing of the Company’s IPO. In the event of a violation, the Company is not obliged to acknowledge or amend the Company’s shareholder register, and the Holder shall bear the responsibility for damages caused by the violation of the transfer restriction.

於本公司上市交割前，被授權人或者其受讓人（其中任一，下稱為 “持有人”）在沒有管理者的事前書面同意下，不得轉讓、出售、抵押、設質或者以任何形式處分何股份或任何權利或者利益。如有違反，本公司並無義務承認也無義務更改本公司股東名冊，持有人應自行承擔其違反轉讓限制所生之損害賠償責任。

14	STOP-TRANSFER NOTICES

停止轉讓通知

In order to ensure compliance with the restrictions on transfer set forth in this Award Agreement, the Notice or the Plan, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

為遵循與本獎勵協議、通知以及計畫中的轉讓限制，本公司可以向轉讓機構發佈適當的 “停止轉讓”指示。如果本公司轉讓自有的證券，則可以在自有的紀錄上為適當註記已達相同效力。

15	REFUSAL TO TRANSFER

拒絕轉讓

The Company shall not be required (a) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Award Agreement, the M&A or the shareholders agreement (if any), or (b) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so sold or transferred in violation of any of the provisions of this Award Agreement, the M&A or the shareholders agreement (if any).

本公司將不得被要求(a) 在其股東名冊上作出股權的移轉登記，若該股權係以違反本獎勵協議、章程或股東協議（如有）的方式所為之股權出售或任何轉讓，或 (b) 將以違反本獎勵協議、章程或股東協議（如有）方式而被出售或轉讓股份的買受者或其他受讓人，作為該種股份的擁有者對待或授予其投票權或向其支付股息。

16	FORFEITED AWARDS AND COMPANY’S RIGHT OF REPURCHASE

獎勵無效及本公司的買回權

The Company shall have the right to forfeit any unvested portion of the Award. In addition, for purpose of this Award Agreement, the Grantee agrees and acknowledges that the Award is granted in consideration of the Grantee’s covenants and undertakings not to engage in any of the behaviors (a) to (e) set forth below. Therefore, the Company shall have the right to repurchase all of the vested Shares or RSA acquired and then held by the Grantee hereunder at a nominal price of US$0.001 per share, if during the term of the employment or within three (3) years after the termination of the employment for any reason, the Company determines that the Grantee has:

本公司有權沒收任何獎勵尚未解除限制的部分。此外，為本獎勵協議之目的，被授權人同意並確認依本獎勵協議所授予的獎勵，是以被授權人承諾和保證不為下述 (a)到(e)之行為為前提。因此，本公司有權以每股美金 0.001 元名義價格，向被授權人買回其所取得並持有之所有已經歸屬的股份或 RSA，若在雇傭關係期間內或因任何原因終止後三 (3)年內，本公司認為被授權人：

(a)	been dishonest or committed or engaged in an act of theft, embezzlement, fraud, or a breach of trust;

不誠實，或有盜竊、挪用、欺詐或違反信託行為；

(b)

breached a fiduciary duty, or willfully and materially violated any other duty, law, rule, regulation or policy of the Group Company; or been convicted of, or plead guilty or nolo contendere to, a felony or misdemeanor (other than minor traffic violations or similar offenses), including but not limited to physical or verbal assault;

違反誠信義務，或故意和嚴重性違反集團公司的任何其他義務、法律、規則、法規或政策；或被判犯有重罪或輕罪 (輕微交通違規或類似罪行除外)，或對此認罪或不服罪，包括但不限於人身或口頭攻擊；

(c)	materially breached any of the provisions of any agreement with the Group Company (including but not limited to the confidentiality obligations owed to any Group Company);

嚴重地違反與集團公司簽訂的任何協議的任何規定 (包括但不限於對任何集團公司所負的保密義務 )；

(d)

engaged in unfair competition with, violated the non-competition clause set forth in the employment contract (notwithstanding any non-competition waiver agreed by the Group Company), or otherwise acted intentionally in a manner injurious to the reputation, business or assets of Group Company; or

與集團公司進行不正當競爭，違反雇傭契約的競業禁止條款 (無論集團公司是否有同意豁免競業禁止)，或以其他方式故意損害集團公司的聲譽、業務或資產；或

(e)

improperly induced the Group Company’s employee, business partner, supplier or customer to break or terminate any contract with the Group Company, or solicit the Group Company’s employee, business partner, supplier or customer to enter into contracts of the same nature with the Grantee.

不適當地誘使集團公司的員工、業務夥伴、供應商或客戶違反或終止與集團公司之間的任何契約，或招攬集團公司的員工、業務夥伴、供應商或客戶與被授權人訂定任何同性質的契約。

Based on the foregoing, the Company shall have the right to (a) exercise this right of repurchase by written notice to the Grantee’s last known address or email address, and (b) immediately update the register of members of the Company to reflect the transfer of Shares as a result of such exercise of repurchase right.

承上，本公司有權(a)以書面通知被授權人的最後已知地址或電子郵件地址行使買回權，及 (b)立即更新本公司的股東名簿以表彰行使買回權而生的股份轉讓。

17	TAX CONSEQUENCES

稅務後果

THE GRANTEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE AWARD OR DISPOSING OF THE SHARES. The Grantee shall be solely responsible for any and all taxes, social security contributions, duties or other similar obligations which may arise under the laws of any jurisdiction in connection with the transactions contemplated by this Award Agreement (including but not limited to the grant, vesting, exercise of the Award, and the sale or other disposition of the Shares). The Company (including its subsidiaries, affiliates, and shareholders) shall have no obligation to pay, reimburse, or gross-up any such tax liabilities that are legally imposed on the Grantee.

被授權人應在行使本獎勵或處置股份之前，諮詢其所在地稅務顧問。被授權人應自行負責根據任何司法管轄區法律，就本獎勵協議所涉及的交易（包括但不限於授予、歸屬、行使本獎勵以及股份的出售或其他處置）所產生的所有稅項、社會保險費用、關稅或其他類似義務。本公司（包括其子公司、關係企業及其他股東）無須支付、補償或以任何形式代為承擔依法應由被授權人負擔的任何稅捐責任。

18	LOCK-UP AGREEMENT

禁售協議

18.1

The Grantee, if requested by the Company or the lead underwriter (the “Lead Underwriter”) or financial advisor (the “FA”) of any public listing, hereby irrevocably agrees not to sell, agree to sell, grant any option to purchase, transfer the economic risk of ownership, short sell, pledge, or otherwise transfer or dispose of any Shares, or any securities convertible into or exchangeable for, or any other rights to acquire such Shares (except for any Shares acquired on the public market after the listing), for a period of one hundred and eighty (180) days following the effective date of the registration statement filed by the Company under the Securities Act of 1933, as amended, or for such shorter or longer period as may be explicitly required by the Company or the Lead Underwriter or the FA. The Grantee further agrees to execute any documents as may be requested by the Company, the Lead Underwriter, or the FA to give effect to the foregoing and acknowledges that the Company may place stop-transfer instructions on the Shares subject to such lock-up restrictions until the end of the applicable period. The Company and the Grantee acknowledge that during the listing process and the lock-up period, each Lead Underwriter or FA of such listing shall be an intended third-party beneficiary of this Section.

被授權人如經公司、首次公開上市的主承銷商（以下簡稱「主承銷商」）或財務顧問要求，特此不可撤銷地同意，自公司根據經修訂之 1933 年美國證券法所提交的註冊聲明生效之日起一百八十（180）日內，或由公司、主承銷商或財務顧問明確要求的較短或較長期間內，不得出售、同意出售、授予購買選擇權、轉讓經濟利益、進行放空、設定質押，或以其他方式轉讓或處置任何股份，或任何可轉換或可交換為股份之證券，或任何其他取得該等股份之權利（上市後於公開市場取得之股份除外）。被授權人亦同意依公司、主承銷商或財務顧問之要求簽署任何必要文件，以使前述條款生效，並確認公司可對受前述鎖定限制之股份設置停止轉讓指示，直至適用期間屆滿。公司與被授權人並確認，在上市過程及鎖定期間內，各主承銷商或財務顧問均為本條款之潛在第三方受益人。

18.2

During the period from identification of the Lead Underwriter or Financial Advisor (the “Lead Underwriter or FA”) in connection with any public listing of the Shares until the earlier of (i) the expiration of the lock-up period specified in paragraph (a) in connection with such listing or (ii) the abandonment of such listing by the Company and the Lead Underwriter or FA, the provisions of this Section may not be amended or waived except with the consent of the Company.

自確定與股份任何公開上市相關之主承銷商或財務顧問（以下合稱「主承銷商或財務顧問」）起，至以下較早時點之期間： (i) 與本條款第 18.1 款所述上市鎖定期屆滿，或 (ii) 公司及主承銷商或財務顧問放棄該上市，未經本公司同意，本條款規定不得修改或放棄。

19	ENTIRE AGREEMENT; GOVERNING LAW

完整協議；適用法律

The Notice, the Plan and this Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee. Nothing in the Notice, the Plan and this Award Agreement (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties. The Notice, the Plan and this Award Agreement are to be construed in accordance with and governed by the laws of the Cayman Islands without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the laws of the Cayman Islands to the rights and duties of the parties. Should any provision of the Notice, the Plan or this Award Agreement be determined to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

本通知、計畫及 獎勵協議構成了當事人之間就該等事項的全部協議且完全取代被授權人與本公司就該等事項在以往達成的所有承諾和協議。未經被授權人與本公司簽署書面協議，不得對上述全部協議作出對被授權人不利的變更。通知、計畫及本獎勵協議（除非本獎勵協議中另有明確規定）都無意圖賦予任何當事人以外的人任何權利或補償。 本通知、計畫及獎勵協議應按照開曼群島法解釋並受其管轄，對於其中可能導致適用於各方權利及責任的法律為開曼群島外的其他管 轄地法律的衝突法條款，應排除其效力。若本通知、計畫或獎勵協議中的任何條款被認為是非法或不可執行的，該條款應在法律允許的最大程度上得到執行，且其他條款仍然有效和可以執行。

20	CONSTRUCTION

釋義

The captions used in the Notice and this Award Agreement are inserted for convenience and shall not be deemed a part of the Award for construction or interpretation. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

本通知及獎勵協議中使用的大寫字體是為方便之用，不得被視為獎勵的一個部分來解釋或理解。除非特別說明單數包括複數而複數也包括單數。除非有特別說明，對於 “或者”的使用，不等於排除其他。

21	ADMINISTRATION AND INTERPRETATION

管理和解釋

The Grantee hereby acknowledges that any question or dispute regarding the administration or interpretation of the Notice, the Plan or this Award Agreement shall be submitted by the Grantee or by the Company to the Administrator. The resolution of such question or dispute by the Administrator shall be final and binding on all persons.

被授權人特此同意，本通知、計畫或獎勵協議引發有關管理或解釋的任何問題或爭端應當由被授權人或本公司提交給管理者。管理者對該問題或爭端的 裁決為最終裁決，並對所有人皆具有約束力。

22	VENUE AND WAIVER OF JURY TRIAL

管轄地和放棄陪審團審判

Any dispute, controversy, difference or claim arising out of or relating to this Award Agreement, including the existence, validity, interpretation, performance, breach or termination thereof or any dispute regarding noncontractual obligations arising out of or relating to it shall be brought in Taiwan and the parties agree to submit to the exclusive jurisdiction of Taiwan Taipei District Court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court in Taiwan. THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING. If any one or more provisions of this Section shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

凡因本獎勵協議所引起的或與之相關的任何爭議、糾紛、分歧或索賠，包括契約的存在、效力、解釋、履行、違反或終止，或因本獎勵協議引起的或與之相關的任何非契約性爭議，均應於台灣提出，且雙方同意由 台灣台北地方法院專屬管轄。各方不可撤銷的放棄法律許可範圍內的所有可能反對在 台灣作為審判地的反對權。各方也明確放棄任何可能享有陪審團審判的權利。如果任何本條的條款被認為無效或不可執行，當事人特意明確將儘量使其於最小範圍內修改以致其有效並可被執行。

23	NOTICES

通知

Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service or upon deposit in the Taiwan/United States mail by certified mail (if the parties are within the Taiwan/United States), with postage and fees prepaid, addressed to the other party at its address as shown in these instruments, or to such other address as such party may designate in writing from time to time to the other party.

任何被要求或被准許的通知均應書面送達個人始得有效，通知應由國際認可的郵遞服務或由台灣 /美國境內的被認證的郵遞服務（若當事人在台灣 /美國境內），並且支付了郵費，寫明對方在文件中標明的地址，或一方以書面方式不定時地向另一方指定的其他地址。

24	LANGUAGE

語言

This Award Agreement is written in English and Chinese, and any Chinese translation is for convenience purposes only. In the event of any discrepancy between the English portion of this Award Agreement and any Chinese translation, the English portion shall govern.

本獎勵協議以英文和中文制定，中文部分僅為方便參考。如協議英文部分與任何中文部分之間有任何衝突，應以協議英文部分為准。

[Signature page follows]

[以下為簽字頁]

The Company: OBOOK Holdings Inc. 公司：OBOOK Holdings Inc.	GRANTEE 被授權人：

Authorized Representative: 授權代表：

Name 簽字	Name 簽字

Date: 簽署日期： 年 月 日	Date: 簽署日期： 年 月 日

EXHIBIT A

附件 A

OBOOK HOLDINGS INC.

2021 SHARE INCENTIVE PLAN

2021年股權激勵計畫

INVESTMENT REPRESENTATION STATEMENT

投資聲明書

GRANTEE/被授權人: _____________

COMPANY/公司:	OBOOK HOLDINGS INC.

SECURITY/證券:	CLASS A COMMON SHARES/A級普通股

AMOUNT/數量:

DATE/日期:

In connection with the purchase of the above-listed Securities, the undersigned Grantee represents to the Company the following:

就上述證券的購買，於文末署名的被授權人向公司聲明如下：

(a)

Grantee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Grantee is acquiring these Securities for investment for Grantee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

被授權人知曉公司的業務情況和財務狀況並已獲得充分的公司資訊以使自己在作出購買證券的決定時處於充分知情的狀態。被授權人購買證券僅為個人投資之目的，無意進行經修訂的 1933年證券法（“證券法”）定義的“ 分銷”或與之相關的再出售。

(b)

Grantee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon among other things, the bona fide nature of Grantee’s investment intent as expressed herein. Grantee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Grantee further acknowledges and understands that the Company is under no obligation to register the Securities. Grantee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company.

被授權人知曉並理解證券構成證券法下的“限制性證券”且證券未根據證券法進行登記以獲得證券法的特定豁免，選擇權被授權人在此善意的投資意圖是該特定豁 免成立的條件之一。選擇權被授權人進一步理解該證券必須被無限期持有，除非其根據證券法進行登記或得到登記的豁免。選擇權被授權人進一步確認並理解公司沒有義務登記證券。選擇權被授權人理解，除非證券進行登記或公司認可的律師認為無須進行登記，證明證券的證書將被標記上禁止轉讓證券的標語。

(c)

Grantee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Grantee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three (3)-month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

被授權人熟知701規則和144規則，在證券法下頒佈的該等規則實質上允許滿足一定條件時在不公開發行的條件下有限地公開再出售從發行者處直接或間接取得的 “限制性證券”。701規則規定：若發行者在授予被授權人選擇權時符合 701規則的條件，選擇權的行使將在證券法下獲得登記豁免。在公司受限於 1934年證券交易法第13 條或第15(d)條的報告要求時，若滿足包括如下內容的 144規則規定的一定條件，則根據701規則獲得豁免的證券可在九十（90）天后（或任何市場避讓協議可能要求的更長期限後）再出售： (1)再出售應通過經紀人以主動提供的 “經紀人交易”方式或直接與做市商（據1934年證券交易法定義）進行交易的方式進行；且在關聯方的情況下， (2)關於公司的某些公開資訊之可獲得性； (3)在任何三（3）個月內出售的證券的數量不應超過144(e) 規則規定的限度，以及(4)及時遞交144表（如有適用）。

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one (1) year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two (2) years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

若公司在授予選擇權時不符合 701規則的規定，則證券可根據144規則在特定情況下被再出售，該等規則要求出售應發生在公司出售證券之日或公司關聯方（依 144規則之定義）出售證券之日（以較晚者為准）的一（ 1）年之後；且在關聯公司獲得證券或非關聯公司獲得證券但在其後持有證券少於兩（ 2）年的情況下，還應如滿足上述(1)、(2)、 (3)和(4)項的條件。

(d)

Grantee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Grantee understands that no assurances can be given that any such other registration exemption will be available in such event.

被授權人進一步理解若701規則或144規則的所有適用要求未能全部滿足，則應符合根據證券法的規範 A進行登記或某些其他登記豁免的要求。而且，雖然事實上 144規則和701規則未排除其他情況，但證券交易委員會的成員已發表意見：擬不以登記的發行或根據 144規則或701規則規定的方式出售私募證券者負有實質的舉證責任以證明該發行或出售適用某種登記豁免，而且其以及參與該交易的其經紀人將自行承擔其行為的風險。被授權人理解就此種情形下可適用某種其他登記豁免並無任何保證。

(e)	Grantee represents that Grantee is a resident of the state of ____________________.

被授權人聲明被授權人是 ____________________的居民。

Signature of Grantee/被授權人

Date/日期:

OBOOK HOLDINGS INC.

2021 SHARE INCENTIVE PLAN

2021 年股權激勵計畫

NOTICE OF RESTRICTED SHARE UNIT AWARD

限制性股份單位獎勵通知

Grantee’s Name and Address:

被授權人的姓名和地址:

You (the “Grantee”) have been granted an award (“Award”) of restricted share unit (“RSUs”) to receive the number of the Class A Common Shares (the “Shares”) of OBOOK HOLDINGS INC. (the “Company”), subject to the terms and conditions of this Notice of Restricted Share Unit Award (the “Notice”), the 2021 Share Incentive Plan, as amended from time to time (the “Plan”) and the Restricted Share Unit Award Agreement (the “Award Agreement”) attached hereto, as follows. Unless otherwise defined herein, all capitalized terms used in this Notice shall have the same defined meanings in the Plan.

根據本限制性股份單位獎勵通知（ “本通知”）的條款和條件、不時修改的2021年股權激勵計畫（“計畫 ”）和以下所附的限制性股份單位獎勵協議（ “本獎勵協議”），您（“被授權人”）已被授予OBOOK HOLDINGS INC.（“公司”）的限制性股份單位（“RSUs”）獎勵（“獎勵”），使被授權人可以獲得一定數量的公司 A級普通股股份(“ 股份”)。除非本通知另有定義，否則本通知中所使用的用語具有與在計畫中所定義的用語相同的含義。

Date of Grant/授予日

Vesting Commencement Date/歸屬開始日

Number of RSUs Granted/授予 RSUs 總數

Based on the pre-IPO private placement price of US$10 per share between April and July 2025 (the “Most Recent Private Placement Price”), the number of RSUs granted shall be equivalent to US$[X].

以 2025 年 4 月到7月上市前一輪每股美金 10 元之私募價計算（“最近私募價”），等同於[X]美元之數量的 RSUs。

Vesting Schedule/歸屬期間

Subject to the terms and conditions of this Notice of RSUs Award (the “Notice”), the 2021 Share Incentive Plan, as amended from time to time (the “Plan”), and the Restricted Share Unit Award Agreement (the “Award Agreement”) attached hereto, and subject to the continuous service of the Grantee as an employee of the Company, the RSUs granted hereunder shall vest on Vesting Date set forth below, and the restrictions on the RSUs shall lapse, regardless of whether the Company successfully completes its listing. Such vesting shall further be subject to any limitations imposed by applicable federal and state securities law in the USA or the laws of other jurisdictions, as well as any applicable shareholders’ agreements or other agreements relating to the RSUs.

在受制於本獎勵協議所載明的沒收條款，以及被授權人持續以公司員工身份服務的前提下，不論公司是否成功上市，以下所列之歸屬日期時，本協議下所授予的 RSUs 將歸屬予被授權人，但須符合美國聯邦與州證券法或其他適用司法管轄區所施加的限制，以及任何其他適用的股東協議或其他與 RSUs 相關的協議之規定。

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Vesting Date 歸屬日	Number of Restricted Shares that Vest 可歸屬的限制型股份股數

Expiration Date/失效日

The unvested portion of the RSUs will be forfeited effective immediately and the Grantee’s any right to such unvested RSUs will terminate in any of the following events: (i) termination of the employment for any reason, except as otherwise set forth in this Agreement or as determined by the Board in its sole discretion; (ii) ninety (90) days after the termination of the employment on account of death or disability; and (iii) thirty (30) days after the date of such employee’s retirement.

RSUs 的未被歸屬部分將在以下任一情形被立即沒收，且被授權人對該等未被歸屬 RSUs 的任何權利立即終止：(i) 除經本獎勵協議另外規定或經董事會決議，雇傭因任何原因終止時； (ii) 雇傭關係因死亡或身心障礙而終止後九十(90)天；及 (iii) 員工退休之日後三十(30)天。

The Grantee waives any voting rights with regard to the Shares and grants a power of attorney to the Board or any person designated by the Board to exercise the voting rights with respect to the Shares.

被授權人放棄與股份相關的任何投票權，並將股份的投票權委託給董事會或者董事會指定的任何人來行使。

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IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and agree that the Award is to be governed by the terms and conditions of this Notice, the Plan, and the Award Agreement, as well as the currently effective memorandum and articles of association of the Company (“M&A”) and the shareholders agreement (if any).

以茲證明，本公司和被授權人已簽署本通知，並同意獎勵受本通知、計畫和本獎勵協議，以及公司屆時有效的組織章程大綱及章程細則（ “章程”）和股東協議（如有）的條款和條件的約束。

OBOOK HOLDINGS INC.
a company incorporated under the laws of the Cayman Islands
一家根據開曼群島法律成立的公司

By	（簽署）

Name/姓名:

Subsidiary/子公司:

Department/部門:

THE GRANTEE ACKNOWLEDGES AND AGREES THAT, UNLESS OTHERWISE AGREED BY THE COMPANY, THE AWARD SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF THE GRANTEE ’S CONTINUOUS EMPLOYMENT WITH THE SERVICE RECIPIENT (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE AWARD OR ACQUIRING SHARES HEREUNDER). THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT, UNLESS OTHERWISE AGREED BY THE COMPANY, NOTHING IN THIS NOTICE, THE AWARD AGREEMENT, OR THE PLAN SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO FUTURE AWARDS OR CONTINUATION OF THE GRANTEE’S CONTINUOUS EMPLOYMENT WITH THE SERVICE RECIPIENT, NOR SHALL IT INTERFERE IN ANY WAY WITH THE GRANTEE’S RIGHT OR THE RIGHT OF THE SERVICE RECIPIENT TO TERMINATE THE GRANTEE’S EMPLOYMENT, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE. THE GRANTEE ACKNOWLEDGES THAT UNLESS THE GRANTEE HAS A WRITTEN EMPLOYMENT AGREEMENT WITH THE SERVICE RECIPIENT TO THE CONTRARY, THE GRANTEE’S STATUS IS AT WILL.

被授權人確認並同意，除非本公司另行同意，獎勵僅可於被授權人與服務接收方持續不斷的雇傭關係期間內方可被歸屬（而非僅因單純受僱、根據本獎勵協議被授予獎勵或取得股份的情況即算已經歸屬）。被授權人進一步確認和同意，除非本公司另行同意，本通知、本獎勵協議或計畫並不賦予被授權人任何有關未來獎勵或持續被服務接收方雇傭的權利，亦不以任何方式干涉被授權人或被授權人服務接收方所擁有的終止被授權人雇傭關係的權利，無論該等終止是否有事由或有通知。被授權人確認，除非被授權人與服務接收方的書面 [雇傭/服務]協議另有相反規定，否則被授權人的雇傭關係狀態是自由的。

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THE GRANTEE ACKNOWLEDGES RECEIPT OF A COPY OF THE PLAN, THE AWARD AGREEMENT, THE M&A AND SHAREHOLDERS AGREEMENT (IF ANY), AND REPRESENTS THAT HE OR SHE IS FAMILIAR WITH THE TERMS AND PROVISIONS THEREOF, AND HEREBY ACCEPTS THE AWARD SUBJECT TO ALL OF THE TERMS AND PROVISIONS HEREOF AND THEREOF. THE GRANTEE HAS REVIEWED THIS NOTICE, THE PLAN, THE AWARD AGREEMENT, THE M&A AND SHAREHOLDERS AGREEMENT (IF ANY) IN THEIR ENTIRETY, HAS HAD AN OPPORTUNITY TO OBTAIN THE ADVICE OF COUNSEL PRIOR TO EXECUTING THIS NOTICE, AND FULLY UNDERSTANDS ALL PROVISIONS OF THIS NOTICE, THE PLAN AND THE AWARD AGREEMENT, THE M&A AND SHAREHOLDERS AGREEMENT (IF ANY). THE GRANTEE HEREBY AGREES THAT THE ADMINISTRATOR HAS THE RIGHT TO MODIFY, CHANGE, ACCELERATE, EXTEND OR POSTPONE THE VESTING COMMENCEMENT DATE OR VESTING SCHEDULE AFOREMENTIONED, AND THE ADMINISTRATOR MAY ALSO CANCEL OR REVOKE ANY GRANTEE’S AWARD AFTER IT IS GRANTED. IN PARTICULAR, IN THE CASE WHERE THE ADMINISTRATOR ACCELERATES THE VESTING COMMENCEMENT DATE OT VESTING SCHEDULE, THE GRANTEE AGREES TO SERVE UNTIL THE LAST DATE OF THE VESTING SCHEDULE; OTHERWISE, THE COMPANY SHALL REPURCHASE THE VESTED SHARES ON A PRO RATA BASIS AT A NOMINAL PRICE OF US$0.001 PER SHARE. THE GRANTEE ALSO AGREES THAT ALL QUESTIONS OF INTERPRETATION AND ADMINISTRATION RELATING TO THIS NOTICE, THE PLAN AND THE AWARD AGREEMENT SHALL BE RESOLVED BY THE ADMINISTRATOR IN ACCORDANCE WITH THE AWARD AGREEMENT. THE GRANTEE FURTHER AGREES TO THE VENUE SELECTION AND WAIVER OF A JURY TRIAL IN ACCORDANCE WITH THE AWARD AGREEMENT. THE GRANTEE FURTHER AGREES TO NOTIFY THE COMPANY UPON ANY CHANGE IN THE RESIDENCE ADDRESS INDICATED IN THIS NOTICE.

被授權人確認其已收到計畫、本獎勵協議、公司章程和股東協議（如有）的副本，表示其通曉其下的條款和條件，並接受獎勵而受制於所有該等條款和條件。被授權人已完全審閱本通知、計畫、本獎勵協議、公司章程和股東協議（如有），其在簽署本通知前已有機會從其顧問處取得建議，其完全理解本通知、計畫、本獎勵協議、章程和股東協議（如有）下的所有條款。被授權人特此同意管理者有權修改、變更、加速、延長或延後上述歸屬開始日或歸屬期間，管理者亦得於授予獎勵後，取消或撤銷任何被授權人的獎勵。特別說明，管理者同意加速歸屬者，被授權人應承諾留任至歸屬期間最後一日或其他雙方同意的日期，否則公司將按比例以每股美金 $0.001 元名義價格購回已歸屬的股份。被授權人也同意，關於本通知、計畫和本獎勵協議的所有問題的解釋和管理均由管理者按照本獎勵協議解決。被授權人進一步同意，其將按照本獎勵協議選擇審判地，並放棄陪審團審判。被授權人進一步同意在變更本通知所載的住址時應通知本公司。

By	（簽署）

Date/日期:

Grantee/被授權人:

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OBOOK HOLDINGS INC.

2021 SHARE INCENTIVE PLAN

2021 年股權激勵計畫

RESTRICTED SHARE UNITS AWARD AGREEMENT

限制性股份單位獎勵協議

THIS RESTRICTED SHARE UNITS AWARD AGREEMENT (this “Award Agreement”) dated      by and between OBOOK Holdings Inc., an exempted company organized under the Companies Law of the Cayman Islands (the “OBOOK” or “Company”), and ___________________, a citizen of the [Republic of China], whose National ID_____________________(the “Grantee”), evidences the Restricted Share Units of the Company (the “RSUs”) to receive the number of the Company’s Class A Common Shares (the “Shares”), granted by the Company to the Grantee first set forth below.

本《限制性股份單位獎勵協議》(“本獎勵協議”)於      由 OBOOK Holdings Inc.，一家依據開曼群島法律註冊成立的有限公司(“OBOOK”或“公司”)與【    】，身份證號碼：【    】，(“被授權人”) 就公司向被授權人授予限制性股份單位(“RSUs”)，使被授權人可以獲得一定數量的公司 A級普通股股份(“ 股份”)的事宜達成以下協議。

WHEREAS：

鑒於：

1.

The Grantee is a regular employee of the Company or its subsidiaries and branches (collectively, the “Group Company”), currently hold the position of 【    】, join the Group Company on ___________________ (the “Commencement Date”), and enter into an employment contract with Group Company.

1.	被授權人為公司或其下屬子公司、分支機構 (合稱“集團公司”)的正式員工，目前擔任【 】的職務，於【】年【】月【】日(“入職當日”)入職集團公司，並與集團公司簽署《僱傭契約》。

2.

Upon the assessment conducted by the Company’s board of directors in accordance with the OBOOK HOLDINGS INC. 2021 SHARE INCENTIVE PLAN, as amended from time to time (the “Plan”), the Company’s board of directors confirms the eligibility of Grantees for the RSUs.

2.	經公司董事會按照經不時修訂的《 OBOOK HOLDINGS INC. 2021 年股權激勵計畫》( “《計畫》”)的有關規定進行評定，確認被授權人具備獲授 RSUs 的資格。

NOW, THEREFORE, through friendly consultation, the Parties have agreed to the following terms and conditions.

據此，雙方經友好協商，議定如下條款以昭信守。

1.	GRANT AND VESTING OF RESTRICTED SHARE UNITS

限制性股份單位的授予及歸屬

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Staff ID/National ID of the Grantee: _______________________

員工ID/身份證號：_______________________

Grant: Based on the pre-IPO private placement price of US$10 per share between April and July 2025 (the “Most Recent Private Placement Price”), the number of RSUs granted shall be equivalent to US$[ ].

授予：以 2025 年 4 月到 7 月上市前一輪每股美金 10 元之私募價計算（“最近私募價”），等同於[ ]美元之數量的 RSUs。

Grant Date:

授予日: 【  】年【 】月【 】日

Vesting Commencement Date:

歸屬開始日：

Vesting Schedule：Subject to the terms and conditions of this Notice of RSUs Award (the “Notice”), the 2021 Share Incentive Plan, as amended from time to time (the “Plan”) and the Restricted Share Unit Award Agreement (the “Award Agreement”) attached hereto, as follows and continuous service of the Grantee as an employee of the Company, the restrictions on the RSUs shall lapse and the RSUs granted hereunder shall vest on Vesting Date listed below, subject to limitations imposed by federal, state securities law in the USA or other applicable jurisdictions and any other applicable shareholders agreements or other agreements, to the RSUs

歸屬期間：在受制於本獎勵協議所載明的沒收條款，以及被授權人持續以公司員工身份服務的前提下，以下所列之歸屬日期時，本協議下所授予的 RSUs 將歸屬予被授權人，但須符合美國聯邦與州證券法或其他適用司法管轄區所施加的限制，以及任何其他適用的股東協議或其他與 RSUs 相關的協議之規定。

Vesting Date 歸屬日	Number of Restricted Shares that Vest 可歸屬的限制型 股份股數

2.	Grantee’s Representations

被授權人的聲明

The Grantee understands that neither the RSUs nor the Shares have been registered under the Securities Act or any United States securities laws. In the event the Shares to be acquired have not been registered under the Securities Act at the time the RSUs become vested, the Grantee shall, if requested by the Company, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit A.

被授權人瞭解這些 RSUs 或者股份都沒有按照證券法或任何美國證券法律登記。在 RSUs 被歸屬時，而所獲得之股份仍未按照證券法登記之情況，若應本公司要 求，被授權人應該向本公司遞交以附件 A 為格式的投資聲明書。

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3.	TERM AND EXPIRATION

期限和失效日

The unvested portion of the RSUs will be forfeited effective immediately and the Grantee’s any right to such unvested RSUs will terminate in any of the following events: (i) termination of the [employment/service] for any reason, except as otherwise set forth in this Agreement or as determined by the Board in its sole discretion; (ii) ninety (90) days after the termination of the employment on account of death or disability; and (iii) thirty (30) days after the date of such employee’s retirement.

RSUs 的未被歸屬部分將在以下任一情形被立即沒收，且被授權人對該等未被歸屬 RSUs 的任何權利立即終止：(i) 除經本獎勵協議另外規定或經董事會決議，[雇傭/服務 ]因任何原因終止時；(ii) 雇傭關係因死亡或身心障礙而終止後九十(90)天；及 (iii) 員工退休之日後三十(30)天。

For purposes of this Award Agreement, termination of employment is deemed effective as of the earlier of: (a) the date that the Grantee gives or is provided with written notice of such termination, or (b) if the Grantee is an employee of Group Company, the date that the Grantee is no longer actively employed and physically present on the premises of the Group Company, regardless of any notice period or period of pay in lieu of such notice required under any applicable law (each, the “Notice Period”). For greater clarity, the Grantee has no rights to vest in the RSUs during the Notice Period.

為本獎勵協議之目的，雇傭終止時間應以以下較早發生的時間為准： (a)被授權人發出或獲得該等終止的書面通知之日，或 (b)如果被授權人是公司的雇員，則為被授權人不再在集團公司的場所受雇並實際在場之日，而不考慮任何適用法律要求的任何通知期或代替該等通知的支付期 (“通知期”)。為免疑義，被授權人於通知期內無權就 RSUs 進行歸屬。

4.	ADJUSTMENT IN INTEREST

權益調整

If the Grantee has entered into this Award Agreement and is transferred from one position to another at the individual level among Group Company, the Company shall have the right to adjust the value and number of the RSUs granted to such Grantee. The grant of RSUs may be made upon recalculation of the ratio coefficient of personal salary value in new position and the grant of additional or reduced grant of the difference shall be made, and the date on which the position is determined for promotion or downward adjustment shall be the Grant Date. The Parties shall enter into a supplementary agreement in respect of the change.

若被授權人已簽署本獎勵協議，出現集團公司內部個人層面職務調動，則公司有權對被授權人獲授 RSUs 的價值和數量進行調整。根據新的職務個人薪酬價值比率係數重新計算可授予 RSUs，對差額進行追加授予或者減少授予，以職務確定晉升或者下調當日作為授予日。甲乙雙方就變更事項簽署補充協議。

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5.	WITHHOLDING OF TAXES

預提稅款

The Company may withhold shares with a fair market value equal to the minimum amount required to satisfy the withholding tax obligations arising from the vesting or release of restrictions on the RSUs at the time of vesting or restriction release. The actual tax liability of the Grantee may differ from the amount withheld, and the Grantee shall comply with applicable laws to claim any tax refund or make additional tax payments as necessary. The Company has the authority to accept or require other forms of tax withholding or payment, provided that such methods comply with the minimum withholding tax obligations required by applicable laws.

公司得於歸屬 RSUs 或解除 RSUs 的限制時，預扣部分市值相當於歸屬或解除 RSUs 所產生之適用國家、州、省、市或外國稅項預提義務的最低金額。被授權人實際應繳稅額可能與預扣稅額有所不同，並應依相關法律規定向稅務機關辦理退稅或補稅手續。公司有權決定是否接受其他履行方式，或要求採用其他方式，惟應符合相關法律之最低扣繳稅負要求。

6.	COMPLIANCE

合規

The Grantee agrees that the Company may set up and administer a centralized account management system. In addition, the Company may also impose other conditions or administrative measures to ensure or facilitate compliance of any applicable laws to which the Grantee or the Company is subject.

被授權人同意，公司可設立並管理集中帳戶管理系統。此外，公司還可附加其他條件或行政措施，以確保公司或被授權人須遵守任何適用法律。

7.	PERSONAL DATA

個人資料

The Grantee acknowledges and consents to the collection, use, processing and transfer of personal data as described in this paragraph. The Company and the Grantee’s employer hold certain personal information, including the Grantee’s name, home address and telephone number, date of birth, identification number, salary, nationality, job title, any Shares awarded, cancelled, purchased, vested, unvested or outstanding in the Grantee’s favor, for the purpose of managing and administering the Plan (“Data”). The Company will transfer Data to any third parties assisting the Company in the implementation, administration and management of the Plan. These recipients may be located in Taiwan or elsewhere such as the European Economic Area or the United States. The Grantee authorizes them to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Grantee’s participation in the Plan, including any requisite transfer of such Data as may be required for the administration of the Plan and/or the subsequent holding of Shares on the Grantee’s behalf to a broker or other third party with whom the Grantee may elect to deposit any Shares acquired pursuant to the Plan. The Grantee may, at any time, review Data, require any necessary amendments to it or withdraw the consent herein in writing by contacting the Company; however, withdrawing the consent may affect the Grantee’s ability to participate in the Plan.

被授權人確認並同意本條所述的個人資料的收集、使用、處理和轉移。公司及被授權人的雇用單位持有被授權人的某些個人資訊，包括被授權人的姓名、家庭地位址及電話號碼、出生日期、身份證號碼、薪水、國籍、職務、以被授權人為受益人而授予、取消、購買、已歸屬、未歸屬或發行在外的任何股份 (“資料”)。公司將把資料轉移給協助公司實施、執行和管理《計畫》的任何協力廠商。這些接收方可能位於台灣或其他地方如歐洲經濟區或美國。被授權人授權他們為實施、執行和管理被授權人在《計畫》中的參與份額而以電子或其他形式接收、佔有、使用、保留和轉移資料，包括根據執行《計畫》和 /或委託他人持有被授權人的股份的需要而向被授權人選擇存放《計畫》項下所得股份的經紀人或其他協力廠商作出任何必要的資料轉移。被授權人可隨時檢查資料，要求對資料作出任何必要的修改，或通過與公司書面聯繫撤銷此項同意；但是，撤銷此項同意可能會影響被授權人參加《計畫》的能力。

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8.	VOLUNTARY PARTICIPATION

自願參與

The Grantee’s participation in the Plan is voluntary. The value of the RSUs is an extraordinary item of compensation outside the scope of the Grantee’s employment contract, if any. As such, the RSUs are not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pensions or retirement benefits or similar payments unless specifically and otherwise provided. Rather, the awarding of RSUs under the Plan represents a mere investment opportunity.

被授權人是自願參加《計畫》的，其獲授的 RSUs 的價值是被授權人《僱傭契約》(如有)範圍之外的特殊薪酬項目。因此，除非另有規定，其獲授的 RSUs 不計入任何遣散、辭職、減員、服務期滿付款、獎金、長期服務獎、養老金或退休福利或類似支付的正常或預期報酬。 《計畫》項下 RSUs 的授予或任何其他授予只代表一個投資機會。

9.	COMPANY’S DISCRETIONARY

公司酌情權

The RSUs are granted under and governed by the terms and conditions of the Plan. The Grantee acknowledges and agrees that the Plan is discretionary in nature and may be amended, cancelled or terminated by the Company, in its sole discretion, at any time. The grant of the RSUs under the Plan is an one-time benefit and does not create any contractual or other right to receive an award of RSUs or benefits in lieu of RSUs in the future. Future awards of RSUs, if any, will be at the sole discretion of the Company, including, but not limited to, the timing of the award and the number of RSUs. By executing this Award Agreement, the Grantee consents to the provisions of the Plan and the terms of this Award Agreement.

RSUs 根據《計畫》的條款和條件授予並受其管理。被授權人確認並同意，《計畫》可以被公司酌情修改，且公司有權自行決定隨時修訂、取消或終止《計畫》。《計畫》項下 RSUs 的授予為一次性權益，不創設任何將來獲得 RSUs 的獎勵或代替 RSUs 的權益的契約權利或其他權利。RSUs 的未來獎勵(如有) 將由公司自行決定，包括但不限於授予時間和 RSUs 的數量。被授權人簽署本獎勵協議即表示同意《計畫》和本獎勵協議的規定。

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10.	ADJUSTMENTS DUE TO CORPORATE ACTIONS

因企業行為做出的調整

The Grantee hereby acknowledges and confirms that in the event the Company decides to implement any other actions affecting any of its ordinary shares, including share dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination or transaction or exchange of Shares or other corporate exchange, or any distribution to shareholders of shares other than regular cash dividends or any transaction similar to the foregoing after the date of this Award Agreement, (i) the RSUs granted to the Grantee may be subject to adjustments in accordance with such actions and (ii) the Company shall have the sole discretion to make such adjustments.

被授權人在此承認並確認如公司決定在本獎勵協議簽署之日以後採取任何其他影響其任何普通股的行動，包括股份股息或拆分、重組、資本重組、吸收合併、新設合併、分拆、合併、股份交易或交換或進行其他公司交換，或向股東分配的股份，但不包括常規現金股息或類似前述交易，那麼 (i)授予被授權人的 RSUs 可能需要按照上述行動接受調整，及 (ii) 公司可全權酌情決定作出上述調整。

11.	RIGHTS AS SHAREHOLDER

股東權利

11.1 The Grantee acknowledges that no voting rights or dividend rights shall be exercisable with respect to any Restricted Stock Units (RSUs) that have not vested. Even after vesting, prior to the formal registration of such shares in the shareholder register by the Company or its authorized registrar, the Grantee shall not exercise any shareholder rights.

被授權人確認，其未歸屬的 RSUs 不享有任何投票權及股息權利。儘管 RSUs 已歸屬，惟在公司或其正式授權之登記機構尚未將該股份正式登記於股東名冊前，被授權人不得行使任何股東權利。

11.2 Upon formal registration of the shares in the shareholder register, the Grantee irrevocably waives the voting rights attached to such shares and irrevocably grants a proxy to the Board of Directors or any person designated by the Board to exercise such voting rights on their behalf.

被授權人於股份正式登記於股東名冊後，即不可撤銷地放棄該股份之投票權，並不可撤銷地授權董事會或董事會指定之代表代為行使該等投票權。

11.3 In the event of a Major Corporate Transaction (including but not limited to mergers, acquisitions, change of control or other matters requiring shareholder approval), the Grantee agrees to cooperate reasonably with the Administrator’s request to sell, transfer, assign or otherwise dispose of all shares held under this Award Agreement to facilitate the completion of such transaction. The Grantee irrevocably authorizes the Company to take all necessary actions and execute documents to effectuate such transaction.“Major Corporate Transaction” means any matter requiring approval by the shareholders pursuant to law or the Company’s constitutional documents, including but not limited to mergers, demergers, sale of substantial assets, or change of control.

若公司擬進行重大公司交易（包括但不限於併購、控制權變更或其他需股東會決議之事項），被授權人同意依管理者之合理要求，配合出售、轉讓、讓與或以其他方式處理其因本獎勵協議持有之全部股份，以促成該重大公司交易順利完成。被授權人同意不可撤銷授權公司執行必要之行動及簽署文件以完成該重大公司交易。「重大公司交易」指任何依法或公司章程規定需股東會決議通過之事項，包括但不限於公司合併、分立、資產出售、控制權變更等。

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12.	RESTRICTIONS ON TRANSFER OF RSUS

RSUs 的轉讓限制

12.1

Except as otherwise provided in the Plan, the RSUs and the rights and privileges conferred hereby shall not be transferred, assigned, or otherwise disposed of in any way (whether by operation of law or otherwise) prior to Vesting. Upon any attempt to transfer, assign, or otherwise dispose of any Restricted Share Unit prior to Vesting or any right or privilege conferred hereby in violation of this Section, this Grant of RSUs and the rights and privileges conferred hereby shall immediately become null and void.

除非《計畫》另有約定，被授權人根據本獎勵協議獲授的 RSUs 及因此獲得的權利和特權在歸屬之前不得以任何方式( 無論是通過法律還是其他方式)轉讓、出讓或以其他方式處置。如果在歸屬前違反本條規定試圖轉讓、出讓或以其他方式處置任何 RSUs 及因此獲得的任何權利或特權，獲授的 RSUs 及因此獲得的權利和特權應立即無效。

13.	RESTRICTION ON TRANSFER OF SHARES

股份的轉讓限制

Without a prior written consent of the Administrator, neither the Grantee nor a transferee (either being sometimes referred to herein as the “Holder”) shall transfer, sell, hypothecate, encumber or otherwise dispose of any Shares or any right or interest therein prior to the closing of the Company’s IPO. In the event of a violation, the Company is not obliged to acknowledge or amend the Company’s shareholder register, and the Holder shall bear the responsibility for damages caused by the violation of the transfer restriction.

於本公司上市交割前，被授權人或者其受讓人（其中任一，下稱為 “持有人”）在沒有管理者的事前書面同意下，不得轉讓、出售、抵押、設質或者以任何形式處分何股份或任何權利或者利益。如有違反，本公司並無義務承認也無義務更改本公司股東名冊，持有人應自行承擔其違反轉讓限制所生之損害賠償責任。

14.	STOP-TRANSFER NOTICES

停止轉讓通知

In order to ensure compliance with the restrictions on transfer set forth in this Award Agreement, the Notice or the Plan, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

為遵循與本獎勵協議、通知以及計畫中的轉讓限制，本公司可以向轉讓機構發佈適當的 “停止轉讓”指示。如果本公司轉讓自有的證券，則可以在自有的紀錄上為適當註記已達相同效力。

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15.	REFUSAL TO TRANSFER

拒絕轉讓

The Company shall not be required (a) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Award Agreement, the M&A or the shareholders agreement (if any), or (b) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so sold or transferred in violation of any of the provisions of this Award Agreement, the M&A or the shareholders agreement (if any).

本公司將不得被要求(a) 在其股東名冊上作出股權的移轉登記，若該股權係以違反本獎勵協議、章程或股東協議（如有）的方式所為之股權出售或任何轉讓，或 (b) 將以違反本獎勵協議、章程或股東協議（如有）方式而被出售或轉讓股份的買受者或其他受讓人，作為該種股份的擁有者對待或授予其投票權或向其支付股息。

16.	FORFEITED AWARDS AND COMPANY’S RIGHT OF REPURCHASE

獎勵無效及本公司的買回權

The Company shall have the right to forfeit any unvested portion of the Award. In addition, for purpose of this Award Agreement, the Grantee agrees and acknowledges that the Award is granted in consideration of the Grantee’s covenants and undertakings not to engage in any of the behaviors (a) to (e) set forth below. Therefore, the Company shall have the right to repurchase all of the vested Shares or RSUs acquired and then held by the Grantee hereunder at a nominal price of US$0.001 per share, if during the term of the employment or within three (3) years after the termination of the employment for any reason, the Company determines that the Grantee has:

本公司有權沒收任何獎勵尚未被歸屬的部分。此外，為本獎勵協議之目的，被授 權人同意並確認依本獎勵協議所授予的獎勵，是以被授權人承諾和保證不為下述 (a)到(e)之行為為前提。因此，本公司有權以每股美金 0.001 元名義價格，向被授權人買回其所取得並持有之所有已經歸屬的股份或 RSUs，若在雇傭關係期間內或因任何原因終止後三(3)年內，本公司認為被授權人：

(a)	been dishonest or committed or engaged in an act of theft, embezzlement, fraud, or a breach of trust;

不誠實，或有盜竊、挪用、欺詐或違反信託行為；

(b)

breached a fiduciary duty, or willfully and materially violated any other duty, law, rule, regulation or policy of the Group Company; or been convicted of, or plead guilty or nolo contendere to, a felony or misdemeanor (other than minor traffic violations or similar offenses), including but not limited to physical or verbal assault;

違反誠信義務，或故意和嚴重性違反集團公司的任何其他義務、法律、規則、法規或政策；或被判犯有重罪或輕罪 (輕微交通違規或類似罪行除外)，或對此認罪或不服罪，包括但不限於人身或口頭攻擊；

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(c)	materially breached any of the provisions of any agreement with the Group Company (including but not limited to the confidentiality obligations owed to any Group Company);

嚴重地違反與集團公司簽訂的任何協議的任何規定 (包括但不限於對任何集團公司所負的保密義務 )；

(d)

engaged in unfair competition with, violated the non-competition clause set forth in the employment contract (notwithstanding any non-competition waiver agreed by the Group Company), or otherwise acted intentionally in a manner injurious to the reputation, business or assets of Group Company; or

與集團公司進行不正當競爭，違反雇傭契約的競業禁止條款 (無論集團公司是否有同意豁免競業禁止)，或以其他方式故意損害集團公司的聲譽、業務或資產；或

(e)

improperly induced the Group Company’s employee, business partner, supplier or customer to break or terminate any contract with the Group Company, or solicit the Group Company’s employee, business partner, supplier or customer to enter into contracts of the same nature with the Grantee.

不適當地誘使集團公司的員工、業務夥伴、供應商或客戶違反或終止與集團公司之間的任何契約，或招攬集團公司的員工、業務夥伴、供應商或客戶與被授權人訂定任何同性質的契約。

Based on the foregoing, the Company shall have the right to (a) exercise this right of repurchase by written notice to the Grantee’s last known address or email address, and (b) immediately update the register of members of the Company to reflect the transfer of Shares as a result of such exercise of repurchase right.

承上，本公司有權(a)以書面通知被授權人的最後已知地址或電子郵件地址行使買回權，及 (b)立即更新本公司的股東名簿以表彰行使買回權而生的股份轉讓。

17.	U.S .TAX CONSEQUENCES

美國稅務後果

THE GRANTEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE AWARD OR DISPOSING OF THE SHARES. The Grantee shall pay all taxes and duties that are required by the applicable laws to be paid by him/her in connection with the transactions contemplated by this Award Agreement (including but not limited to the exercise of the Award and the disposal of the Shares). The Company (including the subsidiaries, affiliates and other shareholders of the Company) shall have no obligation to pay any tax of any nature that is required by the applicable laws to be paid by the Grantee in connection with the transactions contemplated by this Award Agreement.

被授權人應該在行使獎勵和處置股份前應該諮詢稅務顧問。被授權人應支付適用法律規定其就本獎勵協議擬進行的交易（包括但不限於行使獎勵和處置股份）支付的所有稅捐和義務。本公司（包括本公司的關係企業，附屬企業和其他股東）沒有義務支付適用法律要求被授權人就本獎勵協議擬進行的交易而應支付的任何性質的稅款。

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18.	LOCK-UP AGREEMENT

禁售協議

18.1 The Grantee, if requested by the Company or the lead underwriter (the “Lead Underwriter”) or financial advisor (the “FA”) of any public listing, hereby irrevocably agrees not to sell, agree to sell, grant any option to purchase, transfer the economic risk of ownership, short sell, pledge, or otherwise transfer or dispose of any Shares, or any securities convertible into or exchangeable for, or any other rights to acquire such Shares (except for any Shares acquired on the public market after the listing), for a period of one hundred and eighty (180) days following the effective date of the registration statement filed by the Company under the Securities Act of 1933, as amended, or for such shorter or longer period as may be explicitly required by the Company or the Lead Underwriter or the FA. The Grantee further agrees to execute any documents as may be requested by the Company, the Lead Underwriter, or the FA to give effect to the foregoing and acknowledges that the Company may place stop-transfer instructions on the Shares subject to such lock-up restrictions until the end of the applicable period. The Company and the Grantee acknowledge that during the listing process and the lock-up period, each Lead Underwriter or FA of such listing shall be an intended third-party beneficiary of this Section.

被授權人如經公司、首次公開上市的主承銷商（以下簡稱「主承銷商」）或財務顧問要求，特此不可撤銷地同意，自公司根據經修訂之 1933 年美國證券法所提交的註冊聲明生效之日起一百八十（180）日內，或由公司、主承銷商或財務顧問明確要求的較短或較長期間內，不得出售、同意出售、授予購買選擇權、轉讓經濟利益、進行放空、設定質押，或以其他方式轉讓或處置任何股份，或任何可轉換或可交換為股份之證券，或任何其他取得該等股份之權利（上市後於公開市場取得之股份除外）。被授權人亦同意依公司、主承銷商或財務顧問之要求簽署任何必要文件，以使前述條款生效，並確認公司可對受前述鎖定限制之股份設置停止轉讓指示，直至適用期間屆滿。公司與被授權人並確認，在上市過程及鎖定期間內，各主承銷商或財務顧問均為本條款之潛在第三方受益人。

18.2 During the period from identification of the Lead Underwriter or Financial Advisor (the “Lead Underwriter or FA”) in connection with any public listing of the Shares until the earlier of (i) the expiration of the lock-up period specified in paragraph (a) in connection with such listing or (ii) the abandonment of such listing by the Company and the Lead Underwriter or FA, the provisions of this Section may not be amended or waived except with the consent of the Company.

自確定與股份任何公開上市相關之主承銷商或財務顧問（以下合稱「主承銷商或財務顧問」）起，至以下較早時點之期間： (i) 與本條款第 18.1 款所述上市鎖定期屆滿，或 (ii) 公司及主承銷商或財務顧問放棄該上市，未經本公司同意，本條款規定不得修改或放棄。

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19.	ENTIRE AGREEMENT; GOVERNING LAW

完整協議；適用法律

The Notice, the Plan and this Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee. Nothing in the Notice, the Plan and this Award Agreement (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties. The Notice, the Plan and this Award Agreement are to be construed in accordance with and governed by the laws of the Cayman Islands without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the laws of the Cayman Islands to the rights and duties of the parties. Should any provision of the Notice, the Plan or this Award Agreement be determined to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

通知、計畫及本獎勵協議構成了當事人之間就該等事項的全部協議且完全取代被授權人與本公司就該等事項在以往達成的所有承諾和協議。未經被授權人與本公司簽署書面協議，不得對上述全部協議作出對被授權人不利的變更。通知、計畫及本獎勵協議（除非本獎勵協議中另有明確規定）都無意圖賦予任何當事人以外的人任何權利或補償。通知、計畫及本獎勵協議應按照開曼群島法解釋並受其管轄，對於其中可能導致適用於各方權利及責任的法律為開曼群島外的其他管轄地法律的衝突法條款，應排除其效力。若通知、計畫或本獎勵協議中的任何條款被認為是非法或不可執行的，該條款應在法律允許的最大程度上得到執行，且其他條款仍然有效和可以執行。本獎勵協議

20.	CONSTRUCTION

釋義

The captions used in the Notice and this Award Agreement are inserted for convenience and shall not be deemed a part of the Award for construction or interpretation. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

通知及本獎勵協議中使用的大寫字體是為方便之用，不得被視為獎勵的一個部分來解釋或理解。除非特別說明單數包括複數而複數也包括單數。除非有特別說明，對於 “或者”的使用，不等於排除其他。

21.	ADMINISTRATION AND INTERPRETATION

管理和解釋

The Grantee hereby acknowledges that any question or dispute regarding the administration or interpretation of the Notice, the Plan or this Award Agreement shall be submitted by the Grantee or by the Company to the Administrator. The resolution of such question or dispute by the Administrator shall be final and binding on all persons.

被授權人特此同意，通知、計畫或本獎勵協議引發有關管理或解釋的任何問題或爭端應當由被授權人或本公司提交給管理者。管理者對該問題或爭端的解決對所有人都將是有約束力並將是終局的。

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22.	VENUE AND WAIVER OF JURY TRIAL

管轄地和放棄陪審團審判

Any dispute, controversy, difference or claim arising out of or relating to this Award Agreement, including the existence, validity, interpretation, performance, breach or termination thereof or any dispute regarding noncontractual obligations arising out of or relating to it shall be brought in Taiwan and the parties agree to submit to the exclusive jurisdiction of Taiwan Taipei District Court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court in Taiwan. THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING. If any one or more provisions of this Section shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

凡因本獎勵協議所引起的或與之相關的任何爭議、糾紛、分歧或索賠，包括契約的存在、效力、解釋、履行、違反或終止，或因本獎勵協議引起的或與之相關的任何非契約性爭議，均應於台灣提出，且雙方同意由 台灣台北地方法院專屬管轄。各方不可撤銷的放棄法律許可範圍內的所有可能反對在 台灣作為審判地的反對權。各方也明確放棄任何可能享有陪審團審判的權利。如果任何本條的條款被認為無效或不可執行，當事人特意明確將儘量使其於最小範圍內修改以致其有效並可被執行。

23.	NOTICES

通知

Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service or upon deposit in the Taiwan/United States mail by certified mail (if the parties are within the Taiwan/United States), with postage and fees prepaid, addressed to the other party at its address as shown in these instruments, or to such other address as such party may designate in writing from time to time to the other party.

任何被要求或被准許的通知均應書面送達個人始得有效，通知應由國際認可的郵遞服務或由台灣 /美國境內的被認證的郵遞服務（若當事人在台灣 /美國境內），並且支付了郵費，寫明對方在文件中標明的地址，或一方以書面方式不定時地向另一方指定的其他地址。

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24.	LANGUAGE

語言

This Award Agreement is written in English and Chinese, and any Chinese translation is for convenience purposes only. In the event of any discrepancy between the English portion of this Award Agreement and any Chinese translation, the English portion shall govern.

本獎勵協議以英文和中文制定，中文部分僅為方便參考。如協議英文部分與任何中文部分之間有任何衝突，應以協議英文部分為准。

[Signature page follows]

[以下為簽字頁]

The Company: OBOOK Holdings Inc.	GRANTEE
公司：OBOOK Holdings Inc.	被授權人：

Authorized Representative:
授權代表：

Name	Name
簽字	簽字

Date:	Date:
簽署日期： 年 月 日	簽署日期： 年 月 日

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EXHIBIT A

附件 A

OBOOK HOLDINGS INC.

2021 SHARE INCENTIVE PLAN

2021 年股權激勵計畫

INVESTMENT REPRESENTATION STATEMENT

投資聲明書

GRANTEE/被授權人:

COMPANY/公司:   OBOOK HOLDINGS INC.

SECURITY/證券:   CLASS A COMMON SHARES/A級普通股

AMOUNT/數量:

DATE/日期:

In connection with the purchase of the above-listed Securities, the undersigned Grantee represents to the Company the following:

就上述證券的購買，於文末署名的被授權人向公司聲明如下：

(a)

Grantee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Grantee is acquiring these Securities for investment for Grantee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

被授權人知曉公司的業務情況和財務狀況並已獲得充分的公司資訊以使自己在作出購買證券的決定時處於充分知情的狀態。被授權人購買證券僅為個人投資之目的，無意進行經修訂的 1933 年證券法（“證券法”）定義的“分銷”或與之相關的再出售。

(b)

Grantee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon among other things, the bona fide nature of Grantee’s investment intent as expressed herein. Grantee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Grantee further acknowledges and understands that the Company is under no obligation to register the Securities. Grantee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company.

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被授權人知曉並理解證券構成證券法下的 “限制性證券”且證券未根據證券法進行登記以獲得證券法的特定豁免，選擇權被授權人在此善意 的投資意圖是該特定豁免成立的條件之一。選擇權被授權人進一步理解該證券必須被無限期持有，除非其根據證券法進行登記或得到登記的豁免。選擇權被授權人進一步確認並理解公司沒有義務登記證券。選擇權被授權人理解，除非證券進行登記或公司認可的律師認為無須進行登記，證明證券的證書將被標記上禁止轉讓證券的標語。

(c)

Grantee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Grantee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three (3)-month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

被授權人熟知 701 規則和 144 規則，在證券法下頒佈的該等規則實質上允許滿足一定條件時在不公開發行的條件下有限地公開再出售從發行者處直接或間接取得的 “限制性證券”。 701 規則規定：若發行者在授予被授權人選擇權時符合 701 規則的條件，選擇權的行使將在證券法下獲得登記豁免。在公司受限於 1934年證券交易法第 13 條或第 15 (d)條的報告要求時，若滿足包括如下內容的 144 規則規定的一定條件，則根據 701 規則獲得豁免的證券可在九十（90）天后（或任何市場避讓協議可能要求的更長期限後）再出售： (1)再出售應通過經紀人以主動提供的 “經紀人交易”方式或直接與做市商（據 1934 年證券交易法定義）進行交易的方式進行；且在關聯方的情況下，(2)關於公司的某些公開資訊之可獲得性； (3)在任何三（3）個月內出售的證券的數量不應超過 144(e) 規則規定的限度，以及(4)及時遞交 144 表（如有適用）。

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one (1) year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two (2) years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

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若公司在授予選擇權時不符合 701 規則的規定，則證券可根據 144 規則在特定情況下被再出售，該等規則要求出售應發生在公司出售證券之日或公司關聯方（依 144 規則之定義）出售證券之日（以較晚者為准）的一（1 ）年之後；且在關聯公司獲得證券或非關聯公司獲得證券但在其後持有證券少於兩（ 2）年的情況下，還應如滿足上述(1)、(2)、 (3)和(4)項的條件。

(d)

Grantee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Grantee understands that no assurances can be given that any such other registration exemption will be available in such event.

被授權人進一步理解若 701 規則或 144 規則的所有適用要求未能全部滿足，則應符合根據證券法的規範 A 進行登記或某些其他登記豁免的要求。而且，雖然事實上 144 規則和 701 規則未排除其他情況，但證券交易委員會的成員已發表意見：擬不以登記的發行或根據 144 規則或 701 規則規定的方式出售私募證券者負有實質的舉證責任以證明該發行或出售適用某種登記豁免，而且其以及參與該交易的其經紀人將自行承擔其行為的風險。被授權人理解就此種情形下可適用某種其他登記豁免並無任何保證。

(e)	Grantee represents that Grantee is a resident of the state of ____________________.

被授權人聲明被授權人是 ____________________的居民。

Signature of Grantee/被授權人

Date/日期:

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